Securities Act Registration No. 33-60967

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 10

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 2

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

(Exact Name of Registrant)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(Name of Depositor)

900 Cottage Grove Road, Bloomfield, Connecticut 06152

(203) 726-6000

(Address and Telephone Number of Depositor’s Principal Executive Offices)

Michael A. James, Esquire
Connecticut General Life Insurance Company
Two Liberty Place
48th Floor
Philadelphia, PA 19192
(Name and Address of Agent for Service)

Copy to:
Walter E. Heindl, Esquire	Michael Berenson, Esquire
Two Liberty Place	1111 Pennsylvania Avenue, N.W.
48th Floor	Washington, D.C. 20004
Philadelphia, PA 19192

Approximate date of proposed public offering:    May 27, 2003

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS

(Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on May 1, 2002, pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a) of Rule 485

CONNECTICUT GENERAL LIFE

INSURANCE COMPANY

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

Home Office Location:

900 Cottage Grove Road

Hartford, Connecticut 06152

CIGNA Group Insurance

Life • Accident • Disability

Mailing Address:

CIGNA

Lehigh Valley Corporate Center

1455 Valley Center Parkway

Bethlehem, PA 18017

(800) 225-0646

THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The Policy is a Group Variable Universal Life Insurance Policy.

The Policy is a Group Policy. It is a contract between us, Connecticut General Life Insurance Company, and a Group Policyholder, which may be an Employer, a Labor Union, a Trustee on behalf of an employer or labor union, or some other group permitted by law.

Eligible persons who enroll and are accepted will receive a Certificate of Insurance which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a Detailed Brochure which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any statement to the contrary is a crime.

This Prospectus is valid and complete only when it is accompanied by the current prospectuses of each of the variable funds. Please read this with care. Please keep the prospectuses with your important papers for future reference.

This Prospectus is not an offer to sell, and does not solicit an offer to buy, a certificate under the policy in any state where the policy cannot legally be offered, or with respect to any person to whom the policy cannot legally be offered.

PROSPECTUS DATED MAY 27, 2003

BENEFITS OF THE POLICY

Life Insurance	The Policy pays a life insurance benefit in the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

•	Availability of a Certificate insuring your spouse.

•	Term life insurance benefits on your spouse or dependent children.

•	Additional benefits for accidental death.

•	Payment of part of the life insurance benefit while you are living, in case of terminal illness.

•	Waiver of the cost of life insurance if you become totally disabled.

•	Other benefits permitted by law.

See pages 15-19 for a description of the Policy’s insurance benefits.

Cash Value

Depending on the amount of premium paid, the Policy builds Cash Value. You may obtain loans from us, using the Cash Value as security. You may also withdraw all or part of the Cash Value. Any Cash Value which has not been loaned or withdrawn is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

See pages 19-20 for a description of the Policy’s Cash Value and loan features.

Flexible Premium Payments

The Policy provides for flexible premium payments. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value.

See pages 10-13 for a description of the Policy’s premium provisions.

Investment Choices

Your Cash Value may be invested in one or more Variable Funds, whose value depends on the investment performance of specific mutual funds, and which is not guaranteed by us. You may also invest all or part of your Cash Value in a Fixed Account, which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us. Within limits, you may make transfers between the various funds. See pages 5-8 for a brief description of the Policy’s available investment funds. More information concerning each investment fund is contained in the fund prospectus, which is attached to this prospectus.

Tax Benefits

You are generally not subject to tax on the Policy’s earnings until you withdraw Cash Value in excess of your premium payments. This is known as tax deferral. Earnings paid to your beneficiary as part of the death benefit are generally not subject to income tax.

See pages 22-23 for an explanation of tax provisions affecting the Policy.

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RISKS OF THE POLICY

Investment Performance

If you have invested all or part of your Cash Value in any of the Variable Funds, your Cash Value will depend on the investment performance of the Variable Funds. Neither the principal nor any rate of return is guaranteed. You may lose money.

See the attached Variable Fund prospectuses for information concerning the investment objectives and risks of each of the Variable Funds.

Suitability

Variable universal life insurance is designed for long-term financial planning. It is not suitable for short-term savings, and the Variable Funds may not be suitable for all investors. You should not purchase the Policy if you will need the premium payment in a short period of time, or if you do not need life insurance protection.

Termination

Your certificate may lapse (terminate) if the Cash Value is too low to support the monthly charges. You will receive a grace period during which you will be notified in writing that your certificate will terminate unless you pay additional premium. Unless your certificate’s Cash Value exceeds $250, your certificate may terminate if your employment terminates, or if your employer no longer sponsors the group policy. If your certificate terminates for these reasons, you have a right to convert to an individual fixed benefit life insurance policy. If your certificate’s Cash Value exceeds $250, or if we have agreed with your employer to make this option available in other cases, you may continue your certificate if your employment terminates. The monthly cost of insurance will increase.

See pages 13-14 for a description of the Policy’s termination, conversion and portability provisions.

Impact of Surrender Charges	Your cash surrender value may be reduced by surrender charges. See page 3.

Impact of Loans

Policy loans reduce your certificate’s Cash Value, and, accordingly, reduce the death benefit. In addition, if your certificate’s Cash Value is not enough to cover any part of monthly insurance expense charges that is not paid with current premium payments, your certificate will lapse (terminate). In addition, a portion of your Cash Value equal to the loan amount will be held in a Loan Account and will be credited with interest at 6%, which will affect (negatively or positively) your investment return.

Adverse Tax Consequences

If your premium payments exceed certain limits imposed by the Internal Revenue Code, your certificate will become a modified endowment contract. In that case, policy loans and withdrawals may result in current taxable income.

See pages 22-23 for an explanation of tax provisions affecting the Policy.

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Table of Fees and Charges.    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

I.    Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

	When Charged	Current Charge	Maximum Charge
Premium Charge	On all premium payments received	3.0%**	5.0%

Full or Partial Surrender	On all full or partial surrenders	$25.00**	$25.00**

Transfers Between Funds	On all transfers between Funds in excess of 12 transfers per Policy Year	$25.00**

Policy Loan Interest	Due on each Policy Anniversary	8.0% on amount loaned***	8.0% on amount loaned***

**	May be reduced or waived by agreement between us and the Group Policyholder. Surrender charges will not exceed 2% of the surrender amount.
***	Cash value equal to the policy loan amount will be transferred to the Loan Account and will be credited interest at a rate of 6.0%.

II.    Periodic Charges (Other Than Investment Fund Charges)

This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

	When Charged	Representative Charge	Minimum and Maximum Charge
Monthly Life Insurance Charge (Employees and Spouses)**	Monthly, on or after the first day of the month	$1.96 per $10,000 of insurance (representative cost for 45 year old active employee nonsmoker, median rate among the Company’s Group Policies)	$1.80 to $1508.70 per $10,000 of insurance (based on age)

Monthly Life Insurance Charge (children)	Monthly, on or after the first day of the month	$0.10 per $1,000 of insurance, for all children insured	$0.10 to $0.20 per $1,000 of insurance for all children insured (maximum charge is not guaranteed)

Monthly Certificate Expense Charges	Monthly, on or after the first day of the month	$4.00 (may be waived or reduced by agreement with the Group Policyholder)	$0.00 to $6.00***

Daily Charges on Variable Fund Balances	Monthly, on or after the first day of the month	0.45% (annual rate)	0.0% to 0.90% (annual rate)

**	The rates vary by the Insured’s attained age, and (depending on the agreement with the Group Policyholder) on whether the Insured is a smoker or nonsmoker; and whether the Insured is an active employee under an inforce Group Policy, or is being direct billed either as a terminated employee or under a terminated Group Policy.

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Premium tables among Group Policies will depend on the risk characteristics of the employer, including industry, distribution of ages and sex, and prior claim experience. Information regarding current rates applicable to your age and status are available from the Group Policyholder or by calling our Customer Service Center at (800) 225-0646. Maximum rates applicable to each age are shown in this Prospectus on pages 11-12.

***	Maximum monthly charge is $5.00, for Certificates having no Cash Value, or Cash Value in excess of $10,000

III.    Investment Fund Charges

This table describes the fees charged by the Investment Funds for investment management and administrative expenses. Charges vary between the Investment Funds; specific information regarding the charges applicable to each Investment Fund is shown in the Fund prospectus.

	When Charged	Minimum and Maximum
Expenses deducted from Investment Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Monthly, on or after the first day of the month	0.25% to 1.0% (annual rate)**

**	Annual rates do not take into account reductions in these charges due to expense reimbursement and fee waiver agreements between the Separate Accounts and the Investment Funds.

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RIGHT TO EXAMINE

When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

This right may vary based on state law. This right shall not apply if your Certificate was issued to replace another Group Variable Universal Life Insurance Certificate we have issued through the Separate Account.

THE INVESTMENT FUNDS

Choosing Investment Funds

When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds and/or the Fixed Account. These allocations must be in units of 5% and must total 100%.

You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

We may require that all premiums be placed in the Fixed Account, if your Cash Value is less than $500, or if you have not chosen to make premium payments in excess of your monthly insurance and expense charge. We may also require that an amount of premium up to the current monthly insurance and expense charge be placed in the Fixed Account.

Transfers Between Funds

You may transfer all or part of your Cash Value between funds, as follows:

•	From any Variable Fund(s) to the Fixed Account.

•	From one Variable Fund to another Variable Fund.

•	From the Fixed Account to one or more Variable Funds.

Transfers from the Fixed Account to the Variable Funds are subject to these limits:

•	Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

•	Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

•	We may place further limits on transfers from the Fixed Account at any time.

Transfers from any Variable Fund to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

You may make up to 12 transfers during a Policy Year (the 12 month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the Valuation Day on which our Customer Service Center receives your request in good order.

Before you make a transfer, you should carefully consider:

•	Current market conditions.

•	Each Fund’s investment policies.

•	Related risks.

Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

Telephone Transfers

You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

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To make a telephone transfer, you must call the Customer Service Center and provide the following information:

•	Your Certificate Number;

•	Your Social Security Number; and

•	Your Personal Identification Number (which will be provided when you authorize telephone transfers).

We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

The Fixed Account

The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

THE VARIABLE FUNDS

All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. Please read the Prospectus of each Variable Fund before investing cash value in the Fund.

TimesSquare VP Money Market Fund

The goal of this Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. It invests in high quality, short term money market securities of different types. It stresses income, preservation of capital, and liquidity. It does not seek the higher yields or capital appreciation that more aggressive investments may provide. The Fund’s yield varies from day to day, and generally reflects current short-term interest rates and other market conditions. The $1.00 per share value is not guaranteed and you can lose money.

Fidelity VIP Investment Grade Bond Portfolio

This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

•	Investing in U.S. dollar-denominated investment-grade bonds.

•	Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

•	Allocating assets across different market sectors and maturities.

•	Analyzing a security’s structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

This Fund is subject to the following principal investment risks:

•	Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

•	Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

•	Prepayment. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

•	Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

Fidelity VIP Asset Manager Portfolio

This Fund seeks high total return with reduced risk over the long term. It allocates its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

•	Allocating the Fund’s assets among stocks, bonds, and short-term and money market instruments.

•	Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

•	Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%),

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bond class (20%-60%), and short term/money market class (0%-50%).

•	Investing in domestic and foreign issuers.

•	Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security’s current price relative to estimated long-term value in selecting investments.

This Fund is subject to the following principal investment risks:

•	Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

•	Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

•	Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

•	Prepayment. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

•	Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your investments in the Fund, they could be worth more or less than what you paid for them.

TimesSquare VP S&P 500 Index Fund

This Fund seeks to match the total return of the S&P 500, reduced by fund expenses.

The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The Fund’s composition may not always be identical to that of the S&P 500. Because it seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

“S&P 500” is a trademark of Standard & Poor’s Corporation which has been licensed for our use. This Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, which makes no representation as to the advisability of investing in this Fund.

Fidelity VIP Equity-Income Portfolio

This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. Its principal investment strategies include:

•	Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap “value” stocks.

•	Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

•	Investing in domestic and foreign issuers.

•	Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

•	Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

•	Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

•	Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

•	Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

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When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

American Century VP Capital Appreciation

This Fund’s goal is capital growth. It will seek this by investing mainly in common stocks that are considered by the Fund managers to have better-than-average chances of appreciation. It may buy securities of U.S. and Foreign companies as well as other types of securities, such as domestic and foreign preferred stocks, convertible debt securities, notes, bonds and other debt securities.

Fidelity VIP Overseas Portfolio

This Fund seeks long-term growth of capital. Its principal investment strategies include:

•	Investing at least 65% of total assets in foreign securities.

•	Investing primarily in common stocks.

•	Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

•	Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

•	Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

•	Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

•	Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your investments in the Fund, they could be worth more or less than what you paid for them.

FUND PERFORMANCE

This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 2002. Please note that past rates of return does not necessarily show future performance.

This table takes into account each Variable Fund’s management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 9-12). These charges, if taken into account, would lower each Variable Fund’s performance.

Fund Name	1 Year	5 Years	10 Years	From Inception	Fund Inception Date
CIGNA Fixed Account	4.94%	5.45%	5.80%	6.69%	01/01/1988
TimesSquare VP Money Market Fund	1.41%	4.22%	n/a	4.46%	03/01/1996
Fidelity VIP Investment Grade Bond Portfolio	10.34%	7.74%	7.29%	8.00%	12/05/1988
Fidelity VIP Asset Manager Portfolio	(8.73%)	1.45%	7.06%	8.36%	09/16/1986
TimesSquare VP S&P 500 Index Fund	(22.51%)	(0.86%)	8.30%	9.25%	05/23/1968
Fidelity Equity-Income Portfolio	(16.95%)	0.31%	9.79%	10.03%	10/09/1986
American Century VP Capital Appreciation	(21.20%)	(0.10%)	2.79%	6.12%	11/20/1987
Fidelity VIP Overseas Portfolio	(20.28%)	(3.95%)	4.70%	4.24%	01/28/1987

INVESTMENT RISK

We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund’s prospectus with care, and understand each Variable Fund’s risk, before making or changing your investment choices.

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The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

New Funds

We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

Substitution or Elimination of Funds

We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

Fund Participation Agreements

We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

Investment Advisers

The Investment Companies and their investment advisers are:

Fidelity VIP Equity-Income Portfolio and Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund; and Fidelity VIP II Asset Manager Portfolio and Fidelity VIP Investment Grade Bond Portfolio are portfolios of the Variable Insurance Products Fund.

Fidelity Management & Research Company is the investment adviser to these Funds.

American Century VP Capital Appreciation is a portfolio of American Century Variable Portfolios, Inc.

American Century Investment Management, Inc. is the investment adviser to this Fund.

TimesSquare VP S&P 500 Index Fund and TimesSquare VP Money Market Fund are portfolios of CIGNA Variable Products Group.

TimeSquare Capital Management, Inc. is the investment adviser for these Funds.

ELIGIBILITY AND ENROLLMENT

Who is Eligible

The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

Certificates may also be available to Retired Employees, and Spouses of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.

Participation Requirements

We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

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PREMIUM PAYMENTS

When you apply for a Certificate, you must choose:

•	How much premiums to pay;

•	How premiums are to be paid; and

•	How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate’s effective date.

You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. We will notify you if any premium payment would cause your Certificate to become a Modified Endowment Contract, as defined in Section 7702A of the Internal Revenue Code. Unless you agree in writing to permit your Certificate to become a Modified Endowment Contract, we reserve the right to refund any excess premium payment to preserve the status of your Certificate. See Tax Matters, page 22, for more information.

If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will lapse (terminate) after a grace period.

For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see Tax Matters, page 22, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

FEES AND CHARGES

Premium Charge

All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.

Monthly Insurance Charges

We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates shown in the tables below.

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The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

•	The Group Policyholder’s industry.

•	The number of eligible persons.

•	The age, sex and occupation of the eligible persons.

•	The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

•	Expenses of the Group Policy, including commissions to agents or brokers.

•	Our prior claims experience under the Group Policies.

•	Other factors which we believe affect our risk under the Group Policy.

We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

1.	If the Group Policy provides for the same rates for smokers and nonsmokers, the rates will not exceed these rates (based on attained age, per $10,000 per month):

Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate

16	1.99	30	2.19	44	5.47	58	17.86	72	64.67	86	243.05

17	2.15	31	2.25	45	5.92	59	19.44	73	71.72	87	264.86

18	2.27	32	2.34	46	6.41	60	21.20	74	79.51	88	287.59

19	2.35	33	2.44	47	6.93	61	23.20	75	87.89	89	311.42

20	2.37	34	2.56	48	7.48	62	25.45	76	96.76	90	336.81

21	2.37	35	2.71	49	8.10	63	27.98	77	106.02	91	364.47

22	2.35	36	2.90	50	8.78	64	30.79	78	115.76	92	395.85

23	2.30	37	3.11	51	9.57	65	33.82	79	126.29	93	434.54

24	2.25	38	3.35	52	10.45	66	37.08	80	138.01	94	488.72

25	2.19	39	3.63	53	11.46	67	40.53	81	151.28	95	575.26

26	2.15	40	3.94	54	12.58	68	44.27	82	166.45	96	732.95

27	2.14	41	4.28	55	13.78	69	48.41	83	183.54	97	1061.50

28	2.12	42	4.64	56	15.06	70	53.10	84	202.21	98	1508.68

29	2.15	43	5.04	57	16.42	71	58.48	85	222.14	99	1508.68

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2.	If the Group Policy provides for different rates for smokers and nonsmokers, the rates for nonsmokers will not exceed these rates (based on attained age, per $10,000 per month):

Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate

16	1.80	30	1.80	44	3.85	58	13.47	72	56.30	86	229.11

17	1.92	31	1.84	45	4.15	59	14.89	73	62.85	87	251.08

18	2.01	32	1.87	46	4.49	60	16.47	74	70.23	88	274.01

19	2.07	33	1.94	47	4.87	61	18.22	75	78.33	89	297.98

20	2.10	34	2.01	48	5.26	62	20.21	76	86.88	90	323.32

21	2.09	35	2.10	49	5.68	63	22.45	77	95.91	91	350.22

22	2.06	36	2.21	50	6.15	64	24.99	78	105.34	92	380.00

23	2.01	37	2.35	51	6.70	65	27.79	79	115.44	93	414.73

24	1.96	38	2.50	52	7.33	66	30.84	80	126.61	94	460.55

25	1.90	39	2.67	53	8.08	67	34.12	81	139.18	95	529.23

26	1.85	40	2.86	54	8.93	68	37.65	82	153.57	96	647.36

27	1.82	41	3.09	55	9.90	69	41.46	83	170.06	97	885.25

28	1.80	42	3.31	56	10.98	70	45.73	84	188.34	98	1473.40

29	1.80	43	3.58	57	12.16	71	50.63	85	208.14	99	1508.68

3.	If the Group Policy provides for different rates for smokers and nonsmokers, the rates for smokers will not exceed these rates (based on attained age, per $10,000 per month):

Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate	Age	Rate

16	2.35	30	2.62	44	7.16	58	24.16	72	78.42	86	259.07

17	2.56	31	2.70	45	7.86	59	26.07	73	86.07	87	279.08

18	2.71	32	2.80	46	8.56	60	28.21	74	94.51	88	299.20

19	2.81	33	2.94	47	9.33	61	30.63	75	103.50	89	319.44

20	2.89	34	3.09	48	10.14	62	33.33	76	113.44	90	340.09

21	2.91	35	3.29	49	11.03	63	36.49	77	123.66	91	364.81

22	2.89	36	3.51	50	12.02	64	39.95	78	134.04	92	392.00

23	2.82	37	3.81	51	13.12	65	43.71	79	144.93	93	423.51

24	2.76	38	4.13	52	14.36	66	47.62	80	156.75	94	465.41

25	2.67	39	4.50	53	15.77	67	51.69	81	169.90	95	529.23

26	2.60	40	4.94	54	17.30	68	55.89	82	184.77	96	647.36

27	2.56	41	5.43	55	18.92	69	60.60	83	201.61	97	885.25

28	2.55	42	5.95	56	20.63	70	65.82	84	219.94	98	1473.40

29	2.57	43	6.54	57	22.39	71	71.70	85	239.24	99	1508.68

Monthly charges for insurance are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Monthly Certificate Expense Charges

We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

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We may change the monthly administrative charge. However, this charge will not exceed:

•	$6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

•	$5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

Monthly administrative charges are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

Daily Charges on Fund Balances

We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

This charge pays us for the risks that:

•	The group insured will, on average, live for shorter periods of time than we estimated.

•	The cost of issuing and administering Certificates may be more than we estimated.

We assume the risk that the actual costs and assumed risks will be more or less than this charge.

Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

Transaction Fees

A fee of $25.00 (or 2% of the amount of the surrender, if less) is charged for the following transactions:

•	A full surrender of your Certificate.

•	A partial surrender of your Certificate.

•	Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

TERMINATION, REINSTATEMENT AND CONVERSION

Termination of the Group Policy

Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days’ written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Termination of Employment or Membership

Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

Portability

If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

•	Retirement.

•	Leave of absence.

•	Termination of employment.

If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:

•	Termination of your employment.

•	Your death.

•	Divorce.

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The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

Monthly insurance and administrative charges may be higher for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.

Conversion Privilege

If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above portability provisions, then you may obtain an individual life insurance policy.

This converted life insurance policy will:

•	Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

•	Not be term life insurance.

•	Not include disability waiver of premium or other extra benefits.

The amount of converted life insurance will not exceed the lesser of:

•	Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

•	$10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

Full Surrenders

You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

•	A surrender charge of $25.00, or 2% of the cash value if less, during the first 20 Policy Years.

•	Any outstanding policy loan balance.

You may also make a partial surrender (see partial surrenders on page 19 for details).

Lapse

If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

If you allocate your premium payments to one or more of the Variable Funds, it is possible that your cash value at the time we deduct monthly charges will not be enough to cover monthly insurance and expense charges if shares in the Variable Funds decline in value after your premium is received. Unless you have sufficient Cash Value, you may be required to pay additional premium to keep your insurance in force.

Reinstatement

If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

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LIFE INSURANCE BENEFITS

When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

•	The coverage amount will be a multiple of your annual compensation.

•	The coverage amount will not be less than $10,000.

•	The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

•	Amounts and choices may be limited by state law.

Guaranteed Issue Amounts

If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the guaranteed issue amount) without answering health questions or providing proof of good health.

The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

Proof of Good Health

You will be required to provide proof of good health:

•	If you apply for more life insurance than the Guaranteed Issue Amount.

•	If you apply for an increase in your life insurance coverage amount.

•	If you apply for insurance after the end of the open enrollment period.

Effective Date of Coverage

If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

•	The date you become eligible; and

•	The date your application is received at our Customer Service Center.

Coverage will not begin until we approve your application and proof of good health, in these cases:

•	Any amount of coverage that exceeds the Guaranteed Issue Amount.

•	Any request to increase your amount of coverage.

•	Any application not received within 31 days after you first become eligible.

If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person’s coverage will not begin until that person is no longer disabled or the confinement ends.

If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

Changing the Coverage Amount

You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

You must provide proof of good health to increase life insurance coverage, except in these cases:

•	Increases under the Automatic Increase Option, if provided for in the Group Policy.

•	If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See tax matters, page 22).

Automatic Increase Feature

If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

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The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance Death Benefit

If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

•	Your life insurance coverage amount.

•	Your Cash Value, as of the date of death.

The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

•	The proper beneficiary cannot be identified or located.

•	The beneficiary is a minor or not able to give a valid release.

•	The Certificate is being contested due to misstatements on the application, or other valid reasons.

•	A release needs to be received from any tax authority.

•	Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

The life insurance benefit will never be less than the minimum amounts shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

•	Require you to increase your life insurance coverage amount, and provide proof of good health.

•	Require you to surrender some of your Cash Value.

•	Refuse to take premium payments.

	Percent		Percent		Percent		Percent		Percent		Percent
Age at Death	of Cash Value	Age at Death	of Cash Value	Age at Death	of Cash Value	Age at Death	of Cash Value	Age at Death	of Cash Value	Age at Death	of Cash Value

0-40	250%	47	203%	54	157%	61	128%	68	117%	75-90	105%

41	243%	48	197%	55	150%	62	126%	69	116%	91	104%

42	236%	49	191%	56	146%	63	124%	70	115%	92	103%

43	229%	50	185%	57	142%	64	122%	71	113%	93	102%

44	222%	51	178%	58	138%	65	120%	72	111%	94	101%

45	215%	52	171%	59	134%	66	119%	73	109%	95-99	100%

46	209%	53	164%	60	130%	67	118%	74	107%

Misstatement of Age

If a person’s age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person’s correct age and the amount of insurance charges paid.

Suicide

If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

•	Any Policy loan amount; and

•	Any partial surrender payments made.

The Beneficiary

The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary’s consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

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Unless you direct otherwise:

•	If a beneficiary dies before you, that beneficiary’s share will be paid to the other beneficiaries.

•	If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

•	Your spouse, if living.

•	If not, in equal shares to your living children.

•	If there are none, in equal shares to your living parents.

•	If there are none, in equal shares to your living brothers and sisters.

•	If there are none, to your estate.

ADDITIONAL BENEFIT OPTIONS

The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.

Accidental Death, Dismemberment and Injury

The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

The three options are:

1.	An additional death benefit equal to the life insurance coverage amount.

2.	The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

3.	The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

This benefit is subject to Exclusions which are contained in the Certificate, and which will be described in the brochure.

The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Waiver of Cost of Insurance Due to Disability

The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

If the Group Policy provides this benefit, these charges will not be deducted:

•	Your monthly charge for life insurance.

•	Your monthly Certificate administrative fee.

•	Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

•	Any charges on account of premiums paid after you become disabled.

•	Any charges under a Certificate issued to your spouse.

•	Any charge for additional benefits.

You must provide proof that you are totally disabled:

•	Not more than 12 months after you first become disabled.

•	After that, whenever we ask for proof, but not more than once a year after two years.

We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

You may not increase your life insurance coverage amount while charges are being waived.

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Waiver of charges will end if:

•	You reach age 65.

•	You fail to provide proof of disability when we request.

•	You surrender your Certificate.

The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Paid-Up Life Insurance

The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy. The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

Accelerated Payment Benefits

The Group Policy may provide for one or more of the following three options:

1.	A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you become Terminally Ill. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

2.	A benefit for confinement in a Nursing Care or Custodial Care Facility. To receive this benefit, you must:

•	Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer’s Disease or similar conditions).

•	Be confined for at least 90 days in a Nursing Care or Custodial Care Facility, as defined in the Group Policy.

•	Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

This benefit will be paid either as:

•	A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount; or

•	Monthly payments which total the lump sum benefit percentage provided in the Group Policy.

3.	A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you are diagnosed with one or more of the following Specified Diseases, as defined in the Group Policy:

•	Life threatening cancer.

•	Heart attack.

•	Kidney failure.

•	Stroke.

•	Organ transplants.

•	Acquired Immune Deficiency Syndrome (AIDS).

A physician must certify the diagnosis. We may require other medical proof.

Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.

The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Seat Belt Benefit

The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

Life Insurance for Family Members

The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

•	The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

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•	The option for you to buy term life insurance coverage on your spouse.

•	The option for you to buy term life insurance coverage on your dependent children.

Eligibility requirements for children will be set forth in the Group Policy, and may include:

•	Age limits (including a higher age limit for full time students or handicapped children).

•	A requirement that the child be unmarried.

•	A requirement that the child be dependent.

Life insurance coverage for spouses will be subject to these limits:

•	Coverage may not exceed three times your annual compensation.

•	Coverage may not exceed $100,000.

•	Coverage may be subject to lower limits under state law.

Term life insurance coverage on a spouse or dependent child will end when:

•	The spouse or child is no longer eligible.

•	Your Certificate terminates.

•	You choose to terminate the coverage.

•	A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).

CASH VALUE FEATURES

How Your Certificate is Valued

Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

When premiums are allocated to one of the Variable Funds, Units of the Variable Fund are Bought at the Unit Value of the Variable Fund as of the current Valuation Day.

When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, Units of the Variable Fund are Sold at the Unit Value of the Variable Fund as of the current Valuation Day.

Valuation Day means any day on which trading on the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. We reserve the right to provide that any day which is a scheduled office closing holiday for our Customer Service Center will not be a Valuation Day. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time). The Friday after Thanksgiving is the only scheduled office closing holiday on which the New York Stock Exchange is open.

The Unit Value of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the Investment Factor, which measures the Variable Fund’s investment performance (net of expenses) since the last Valuation Day.

The Investment Factor as of each Valuation Day is figured as follows:

1.	The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

2.	The per-share amount of any distribution declared by the Variable Fund, if the “ex-dividend” date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund); minus

3.	The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

4.	The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

5.	The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

Your Cash Value in the Fixed Account as of each day is figured as follows:

1.	Cash Value in the Fixed Account as of the previous day; plus

2.	Interest at the current interest rate on the above; plus

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3.	Transfers into, and premiums allocated to, the Fixed Account since the previous day; minus

4.	Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the previous day.

Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

We will provide you, at least annually, with a report which shows:

•	The number of Units of each Variable Fund credited to your Certificate.

•	The current Unit Value for each Variable Fund.

•	The Cash Value in each Variable Fund.

•	The Cash Value in the Fixed Account.

•	The amount of any outstanding loans.

You may obtain this information daily from our Customer Service Center.

Policy Loans

You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

Partial Surrenders

You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, or 2% of the amount of the partial surrender if less, for partial surrenders during the first 20 Policy Years.

Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

OTHER IMPORTANT PROVISIONS

Deferral of Payment

We may defer the payment of any amount from a Variable Fund:

•	When the New York Stock Exchange is closed;

•	When required by the Securities and Exchange Commission.

We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

Fixed Benefit Policy Exchange

If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group

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Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate’s Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

Assignment

You may transfer, as a gift, all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

•	The assignment would not be permitted by law; or

•	The assignment would increase our duties or risks.

Misrepresentations

We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

State Variations

The terms of the Policy may vary from state to state, due to the requirements of state law.

Nonparticipating Policies

The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

Dollar Cost Averaging

If you have Cash Value of at least $3,000 in the TimesSquare VP Money Market Fund, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the TimesSquare VP Money Market Fund.

All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $250.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

Dollar Cost Averaging will end when:

•	The number of transfers requested have taken place.

•	There is not enough Cash Value in the TimesSquare VP Money Market Fund to make a scheduled transfer.

•	We receive your written request to terminate the program.

VOTING RIGHTS

Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

You will receive any appropriate Proxy Materials and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This

21

will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

The Variable Funds do not hold regular meetings of shareholders.

We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

•	In a way prohibited by state insurance law; or

•	In a way that would harm the Separate Account; or

•	In a way that would result in overly speculative or unsound investments.

This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

TAX MATTERS

Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

All Section references below are to the Internal Revenue Code of 1986, as amended.

Qualification as a Life Insurance Policy

Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

•	Death Benefits should be excluded from the beneficiary’s income under Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

•	Increases in Cash Value should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

•	Surrenders of Cash Value should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

•	Policy Loan proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate’s Cash Value (including the loan amount) is greater than the total premiums paid.

•	Amounts that you receive while you are Terminally Ill may be excluded from your income under Section 101(g).

•	Benefits for Accidental Injuries should be excluded from your income under Section 105(c).

•	Any other benefit which you receive due to Injury Or Sickness may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

Modified Endowment Contracts

Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy’s benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

•	Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate’s Cash Value is greater than the total premiums paid for your Certificate.

•	Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59 1/2 or are disabled.

If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments.

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We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract. Unless you notify us in writing that you are willing to allow your Certificate to become a Modified Endowment Contract, we may refuse any coverage change or refund any excess premiums to prevent the Certificate from becoming a Modified Endowment Contract.

Interest on Policy Loans

Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

Alternative Minimum Tax

If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

•	All or part of increases in Cash Value.

•	Death benefits.

•	Other distributions.

See Section 56(c)(1) and Section 56(g)(4)(B).

Diversification Requirements

Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

Taxation of the Company

We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.

Premium Taxes and Deferred Acquisition Costs

In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

We will recover all or part of these taxes through the PREMIUM CHARGE (see page 10). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

Other Tax Considerations

All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. Policy benefits may also be subject to foreign taxes, if you are subject to foreign taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

THE INSURANCE COMPANY

Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

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The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. (“NASD”).

The Separate Account

We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds—and not on the results of our other businesses and investments.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a “separate account.” The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.

We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

•	Add, combine, or remove any Fund.

•	Create new separate accounts.

•	Combine the Separate Account with one or more other separate accounts.

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

•	Terminate the registration of the Separate Account under the Investment Company Act of 1940.

•	Use a committee to manage the Separate Account.

•	Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

•	Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

Financial Ratings

We are rated by independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A. M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

OTHER MATTERS

Agreements with Group Policyholders

We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

•	Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

•	Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

•	Extending the time periods for exercising certain rights under the Group Policy.

•	Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

•	Setting forth eligibility requirements for employees or members and their family members.

•	Other changes permitted by law.

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You will be given information concerning the specific terms of your employer’s or union’s Group Policy.

Distribution of Policies

The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers (“NASD”).

The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy.

State Regulation

We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

This regulation does not involve any supervision of our management or investment practices or policies.

A blanket bond for $10 million covers all of our officers and employees.

Reports to Certificate Owners

We will provide you with an annual statement which will show:

•	Your current life insurance coverage amount.

•	Your current death benefit.

•	Your current Cash Value.

•	Your Cash Value after policy loans are taken into account.

•	Premiums paid since the last report.

•	Monthly charges deducted since the last report.

•	Loan activity and interest since the last report.

•	The amount of Cash Value in each Variable Fund, and in the Fixed Account.

We will also provide you with an annual report including a financial statement for the Separate Account.

We will also provide you with a statement of significant transactions, such as:

•	Changes in life insurance coverage amount.

•	Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

•	Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

•	Loans and loan repayments.

•	Termination and reinstatement.

Legal Proceedings

Neither we nor our Separate Account are involved in, or aware of, any material lawsuits or administrative proceedings, other than ordinary routine litigation that is incidental to our business.

CIGNA Financial Services, Inc., the principal underwriter, is not a party to any material lawsuits of any kind.

Experts

Actuarial opinions regarding the Policies have been provided by Mindy Giraldo, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Ms. Giraldo’s authority as an expert in actuarial matters.

Legal matters involving the federal securities laws have been reviewed by Morgan, Lewis & Bockius, LLP, Washington D.C.

Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

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The consolidated financial statements as of December 31, 2001 and 2002, and for each of the years included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

Registration Statement

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder’s offices.

ILLUSTRATIONS

A personalized illustration can be obtained from our Customer Service Center by calling 1-800-225-0646.

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For contractowners wanting to request an Statement of Additional Information or personalized illustrations, free of charge, call 1-800-225-0646. Information about the Registrant (including the Statement of Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Registrant are available on the Commission’s Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington,  DC 20549-0102.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Connecticut General Life Insurance Company	2
CG Variable Life Separate Account A	2
Underwriters	3
Financial Statements	5

The date of this SAI is May 27, 2003.

File No. 811-07317

STATEMENT OF ADDITIONAL INFORMATION

GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by:

Connecticut General Life Insurance Company

CG Variable Life Insurance Separate Account A

900 Cottage Grove Road

Hartford, Connecticut 06152

Telephone Number: 1-800-225-0646

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus, dated May 27, 2003, for the Group Variable Universal Life Insurance Policies issued by Connecticut General Life Insurance Company through its CG Variable Life Separate Account A (Separate Account).

For a free copy of the prospectus:

Call:	1-800-225-0646

Or write:	Connecticut General Life Insurance Company

Lehigh Valley Corporate Center

1455 Valley Center Parkway

Bethlehem, PA 18017

Or contact your financial representative

Connecticut General Life Insurance Company	2
CG Variable Life Separate Account A	2
Underwriters	3
Financial Statements	5

The date of this SAI is May 27, 2003.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our home office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. (NASD).

CG VARIABLE LIFE SEPARATE ACCOUNT A

We established the CG Variable Life Insurance Separate Account A (the Separate Account) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depends on the investment performance of the Funds—and not on the results of our other businesses and investments.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a “separate account.” The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Certificates whose Cash Values are invested in the Separate Account. We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

•	Add, combine, or remove any Fund.

•	Create new separate accounts.

•	Combine the Separate Account with one or more other separate accounts.

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

•	Terminate the registration of the Separate Account under the Investment Company Act of 1940.

•	Use a committee to manage the Separate Account.

•	Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

•	Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

UNDERWRITERS

The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are Registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers (“NASD”).

The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy. No commissions have been paid to CIGNA Financial Services, Inc. in the last three years.

Consent of Independent Accountants

We consent to the inclusion, in this Post-Effective Amendment No. 10 to the Registration Statement under the Securities Act of 1933, as amended, filed on Form N-6 (File No. 33-60967), for the CG Variable Life Insurance Separate Account A, of the following reports:

1.	Our report dated February 6, 2003 on our audits of the consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.

2.	Our report dated April 30, 2003 on our audits of the financial statements of the CG Variable Life Insurance Separate Account A as of December 31, 2002 and for each of the three years in the period ended December 31, 2002.

We also consent to the reference to our Firm under the caption “Experts.”

/S/    PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania

April 30, 2003

CONNECTICUT GENERAL LIFE

INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2002

Report of Independent Accountants

To the Board of Directors and Shareholder of

Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholders’ equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets” effective January 1, 2002.

/S/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania

February 6, 2003

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For the years ended December 31,
	2002	2001	2000
	(In millions)
Revenues
Premiums and fees	$8,343	$7,469	$7,072
Net investment income	2,366	2,441	2,395
Other revenues	616	465	110
Realized investment losses	(155)	(225)	(11)

Total revenues	11,170	10,150	9,566

Benefits, Losses and Expenses
Benefits, losses and settlement expenses	8,409	6,380	6,296
Policy acquisition expenses	126	63	56
Other operating expenses	3,346	2,653	2,211

Total benefits, losses and expenses	11,881	9,096	8,563

Income (Loss) before Income Taxes (Benefits)	(711)	1,054	1,003

Income taxes (benefits):
Current	(244)	7	484
Deferred	(19)	339	(164)

Total taxes (benefits)	(263)	346	320

Net Income (Loss)	$(448)	$708	$683

Net Income (Loss) Excluding Goodwill Amortization in 2001 and 2000 (Note 2)	$(448)	$727	$702

The accompanying Notes to the Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2002		2001
	(In millions)
Assets
Investments:
Fixed maturities, at fair value (amortized cost, $22,041; $18,700)		$23,649		$19,351
Equity securities, at fair value (cost, $48; $51)		52		54
Mortgage loans		7,974		9,077
Policy loans		2,401		2,770
Real estate		244		412
Other long-term investments		675		1,008
Short-term investments		45		206

Total investments		35,040		32,878
Cash and cash equivalents		870		738
Accrued investment income		443		456
Premiums, accounts and notes receivable		1,951		1,346
Reinsurance recoverables		6,870		7,096
Deferred policy acquisition costs		269		260
Property and equipment		942		810
Deferred income taxes		574		663
Goodwill		645		645
Other assets, including other intangibles		253		314
Separate account assets		30,359		35,217

Total assets		$78,216		$80,423

Liabilities
Contractholder deposit funds		$29,333		$28,955
Future policy benefits		8,984		7,806
Unpaid claims and claim expenses		1,915		1,646
Unearned premiums		124		110

Total insurance and contractholder liabilities		40,356		38,517
Accounts payable, accrued expenses and other liabilities		3,166		2,637
Separate account liabilities		30,359		35,217

Total liabilities		73,881		76,371

Contingencies — Note 17
Shareholder’s Equity
Common stock (5,978 shares issued and outstanding)		30		30
Additional paid-in capital		1,983		1,133
Net unrealized appreciation, fixed maturities	$350		$135
Net unrealized depreciation, equity securities	(8)		(24)
Net unrealized appreciation, derivatives	5		9
Net translation of foreign currencies	(1)		(5)

Accumulated other comprehensive income		346		115
Retained earnings		1,976		2,774

Total shareholder’s equity		4,335		4,052

Total liabilities and shareholder’s equity		$78,216		$80,423

The accompanying Notes to the Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

AND CHANGES IN SHAREHOLDER’S EQUITY

	For the years ended December 31,
	2002		2001		2000
	Comprehensive Income	Shareholder’s Equity	Comprehensive Income	Shareholder’s Equity	Comprehensive Income	Shareholder’s Equity
	(In millions)
Common Stock, end of year		$30		$30		$30

Additional Paid-In Capital, beginning of year		1,133		1,124		1,120
Capital contributed by parent		850		9		4

Additional Paid-In Capital, end of year		1,983		1,133		1,124

Accumulated Other Comprehensive Income, beginning of year		115		34		(44)
Net unrealized appreciation, fixed maturities	$215	215	$82	82	$81	81
Net unrealized appreciation (depreciation), equity securities	16	16	(3)	(3)	(4)	(4)

Net unrealized appreciation on securities	231		79		77
Net unrealized appreciation (depreciation), derivatives	(4)	(4)	9	9	—	—
Net translation of foreign currencies	4	4	(7)	(7)	1	1

Other comprehensive income	231		81		78

Accumulated Other Comprehensive Income, end of year		346		115		34

Retained Earnings, beginning of year		2,774		2,474		2,373
Net income (loss)	(448)	(448)	708	708	683	683
Dividends declared		(350)		(408)		(582)

Retained Earnings, end of year		1,976		2,774		2,474

Total Comprehensive Income (Loss) and Shareholder’s Equity	$(217)	$4,335	$789	$4,052	$761	$3,662

The accompanying Notes to the Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2002	2001	2000
	(In millions)
Cash Flows from Operating Activities
Net income (loss)	$(448)	$708	$683
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Insurance liabilities	1,317	(217)	224
Reinsurance recoverables	178	91	(202)
Deferred policy acquisition costs	(8)	(28)	(25)
Premiums, accounts and notes receivable	(23)	(84)	(107)
Accounts payable, accrued expenses and other liabilities, including current income taxes	(412)	60	65
Deferred income taxes	(19)	339	(164)
Realized investment losses	155	225	11
Depreciation and amortization	155	153	132
Gains on sales of businesses	(73)	(201)	(99)
Other assets	(33)	55	14
Other, net	(65)	(76)	(158)

Net cash provided by operating activities	724	1,025	374

Cash Flows from Investing Activities
Proceeds from investments sold:
Fixed maturities	3,275	1,792	2,120
Mortgage loans	1,249	579	332
Equity securities	11	6	17
Other (primarily short-term investments)	9,607	6,599	6,804
Investment maturities and repayments:
Fixed maturities	1,756	1,989	1,871
Mortgage loans	849	550	882
Investments purchased:
Fixed maturities	(8,327)	(5,054)	(4,542)
Mortgage loans	(965)	(1,310)	(1,352)
Equity securities	(3)	(1)	(111)
Other (primarily short-term investments)	(8,512)	(6,877)	(6,735)
Proceeds on sale of business, net	—	—	45
Property and equipment, net	(278)	(348)	(222)

Net cash used in investing activities	(1,338)	(2,075)	(891)

Cash Flows from Financing Activities
Deposits and interest credited to contractholder deposit	8,468	8,536	8,765
Withdrawals and benefit payments from contractholder	(8,222)	(6,964)	(7,642)
Dividends paid to parent	(350)	(408)	(582)
Capital Contribution	850	2	4
Repayment of long term debt	—	—	(42)

Net cash provided by financing activities	746	1,166	503

Net increase (decrease) in cash and cash equivalents	132	116	(14)

Cash and cash equivalents, beginning of year	738	622	636

Cash and cash equivalents, end of year	$870	$738	$622

Supplemental Disclosure of Cash Information:
Income taxes paid, net of refunds	$215	$132	$435
Interest paid	$—	$—	$2

The accompanying Notes to the Financial Statements are an integral part of these statements.

NOTES TO THE FINANCIAL STATEMENTS

Note 1 — Description of Business

Connecticut General Life Insurance Company and its subsidiaries provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services and investment management. Connecticut General operates throughout the United States and in selected international locations. Connecticut General is an indirect wholly owned subsidiary of CIGNA Corporation (CIGNA).

Note 2 — Summary of Significant Accounting Policies

A.    Basis of Presentation

The consolidated financial statements include the accounts of Connecticut General and all significant subsidiaries, which are collectively referred to as “Connecticut General”. Intercompany transactions and accounts have been eliminated in consolidation.

These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management’s estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

Certain reclassifications have been made to prior years’ amounts to conform to the 2002 presentation.

B.    Recent Accounting Pronouncements

Consolidation.    In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, “Consolidation of Variable Interest Entities,” that provides criteria for consolidating certain entities based on majority ownership of expected losses or residual returns and must be implemented by July 1, 2003. Connecticut General is currently evaluating the potential effects on its consolidated financial statements of implementing this guidance. It is possible that Connecticut General could record additional assets and liabilities of up to the following approximate amounts: real estate joint venture assets and liabilities of $500 million each, including $400 million of liabilities for which there is no recourse to Connecticut General; and separate trust arrangement assets and nonrecourse liabilities of $190 million each. In the unlikely event that all of the underlying assets of these entities had no value and all other owners failed to meet their obligations, Connecticut General estimates that its maximum exposure to loss would approximate $325 million, primarily representing the net carrying value of Connecticut General’s investments in these entities at December 31, 2002. However, Connecticut General expects to recover the recorded amounts of investments in these entities.

Goodwill and other intangible assets.    As of January 1, 2002, Connecticut General adopted Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

In accordance with the standard, Connecticut General ceased goodwill amortization on January 1, 2002. Although goodwill is no longer amortized, SFAS No. 142 requires goodwill to be evaluated for impairment at least annually, and written down through earnings when impaired. At implementation, Connecticut General’s evaluation of its goodwill, based on discounted cash flow analyses, resulted in no impairment loss. Connecticut General’s annual evaluation of its goodwill during 2002 also resulted in no impairment loss.

For comparative purposes, net income excluding goodwill amortization was $727 million for the year ended December 31, 2001 and $702 million for the year ended December 31, 2000. Goodwill amortization is attributable to the Employee Health Care, Life and Disability Benefits segment.

Impairment of long-lived assets.    As of January 1, 2002, Connecticut General adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and reclassified real estate of $90 million to “held and used” from “held for sale”. Adoption of SFAS No. 144 did not have a material effect on Connecticut General’s consolidated financial statements. See Note 2(D) for further information regarding the accounting treatment of Connecticut General’s real estate investments.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Derivative instruments and hedging activities.    As of January 1, 2001, Connecticut General implemented SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” At implementation, SFAS No. 133 had an immaterial effect on Connecticut General’s consolidated financial statements. Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General’s derivative financial instruments is included in Note 7(G).

C.    Financial Instruments

In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include:

•	various investments (such as fixed maturities and equity securities); and

•	off-balance-sheet instruments (such as investment and certain loan commitments and financial guarantees).

These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

Most financial instruments that are subject to fair value disclosure requirements (such as fixed maturities and equity securities) are carried in the financial statements at amounts that approximate fair value. The following table shows the fair values and carrying values of Connecticut General’s financial instruments not carried at fair value, at the end of 2002 and 2001:

	2002		2001
	Fair Value	Carrying Value	Fair Value	Carrying Value
	(In millions)
Mortgage loans	$8,789	$7,974	$9,552	$9,077
Contractholder deposit funds, excluding universal life products	$20,863	$20,225	$19,374	$18,984

Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D.    Investments

Connecticut General’s accounting policies for investment assets are discussed below.

Fixed maturities and mortgage loans.    Investments in fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value. Fixed maturities are considered impaired, and amortized cost is written down to fair value through earnings, when management expects a decline in value to persist (i.e. the decline is “other than temporary”).

Mortgage loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Connecticut General estimates the fair value of the underlying collateral primarily using internal appraisals. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

When an investment is current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income on fixed maturities and mortgage loans when they are delinquent or have been restructured as to terms (interest rate or maturity date). Net investment income on these investments is only recognized when interest payments are actually received.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Real estate.    Investment real estate can be “held and used” or “held for sale” and is typically obtained through the foreclosure of mortgage loans. As of January 1, 2002, Connecticut General adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and accounts for real estate as follows:

•	Real estate “held and used” is expected to be held longer than one year and includes real estate acquired through the foreclosure of mortgage loans. Connecticut General carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

•	Real estate is “held for sale” when a buyer’s investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.

•	Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third party appraisals.

Real estate acquired through the foreclosure of mortgage loans prior to implementation of SFAS No. 144 was generally classified as “held for sale.”

At the time of foreclosure, properties are reclassified from mortgage loans to real estate. Connecticut General rehabilitates, re-leases and sells foreclosed properties. This process usually takes from two to four years unless management considers a near-term sale preferable.

Equity securities and short-term investments.    Connecticut General classifies equity securities and short-term investments as available for sale and carries them at fair value, which for short-term investments approximates cost. Equity securities include common and non-redeemable preferred stocks. Equity securities are considered impaired, and the cost basis is written down to fair value through earnings, when management expects a decline in value to persist.

Policy loans.    Policy loans are carried at unpaid principal balances.

Other long-term investments.    Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value. Investments in unconsolidated entities in which Connecticut General has significant influence are carried at cost plus Connecticut General’s ownership percentage of reported income or loss. These entities include partnerships and limited liability companies holding real estate and securities.

Investment gains and losses.    Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, and are based on specifically identified assets. Connecticut General’s net income does not include gains and losses on investment assets related to experience-rated pension policyholders’ contracts (policyholder share) because these amounts generally accrue to the policyholders.

Unrealized gains and losses on investments carried at fair value are included in accumulated other comprehensive income, net of policyholder share and deferred income taxes.

Derivative financial instruments.    Note 7(G) discusses Connecticut General’s accounting policies for derivative financial instruments.

E.    Cash and Cash Equivalents

Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

F.    Reinsurance Recoverables

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers and are recorded net of amounts management believes will not be received.

G.    Deferred Policy Acquisition Costs

Acquisition costs consist of incentive payments, commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways. Acquisition costs for:

•	Contractholder deposit funds and universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

•	Annuity and other individual life insurance and group health indemnity products are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.

•	Other products are expensed as incurred.

Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H.    Property and Equipment

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified, solely to meet Connecticut General’s internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $466 million at December 31, 2002, and $328 million at December 31, 2001.

Most of the unamortized internal-use software costs relate to Connecticut General’s health care business, which is currently engaged in a multi-year project to convert to newly designed systems and processes to support business growth and service to customers. Connecticut General has incurred total costs for this project of approximately $960 million from 1999 through 2002, of which $415 million has been capitalized and $545 million has been expensed as incurred. Accumulated amortization of capitalized amounts for this project was $15 million at December 31, 2002.

Capitalized costs for this multi-year project are amortized over a 7.5 year period. The amounts of amortization will increase as additional members are migrated to the new systems.

For other capitalized costs, Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset.

Accumulated depreciation and amortization was $827 million at December 31, 2002 and $718 million at December 31, 2001.

As explained in Note 16, Connecticut General allocates a portion of amounts expensed or amortized to its affiliates.

I.    Goodwill

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Connecticut General adopted SFAS No. 142, “Goodwill and Other Intangible Assets,” and ceased goodwill amortization as of January 1, 2002. Connecticut General evaluates goodwill for impairment annually based on discounted cash flow analyses and writes it down through earnings when impaired.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

J.    Other Assets, including Other Intangibles

Other assets consist primarily of various insurance-related assets. Connecticut General’s other intangible assets are primarily purchased customer lists and provider contracts. Connecticut General amortizes other intangibles on a straight-line basis over periods ranging from six to eleven years. Management revises amortization periods if it believes there has been a change in the length of time that an intangible will continue to have value. The gross carrying value of Connecticut General’s other intangible assets was $27 million at December 31, 2002 and 2001. The accumulated amortization was $17 million at December 31, 2002 and $15 million at December 31, 2001.

K.    Separate Accounts

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General’s other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General’s revenues and expenses, except for fees earned for asset management services that are reported in premiums and fees.

L.    Contractholder Deposit Funds

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of unrealized appreciation or depreciation on investment assets and, for universal life fund balances, mortality charges.

M.    Unpaid Claims and Claim Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under health coverages for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses in the period in which the change in estimate is identified.

N.    Future Policy Benefits

Future policy benefits are liabilities for estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for life and disability insurance benefits, group annuity contracts and certain specialty life reinsurance contracts.

Obligations for life and disability insurance policies represent benefits to be paid to policyholders, net of future premiums to be received. Obligations for guaranteed cost annuities represent fixed monthly benefits to be paid to a group of individuals over their remaining lives. These obligations are estimated based on assumptions as to premiums, interest rates, mortality, morbidity and surrenders, allowing for adverse deviation. Mortality, morbidity and surrender assumptions are based on either Connecticut General’s own experience or actuarial tables. Interest rate assumptions are based on management’s judgement considering Connecticut General’s experience and future expectations, and range from 2% to 10%, generally declining over the first 20 years.

Certain specialty life reinsurance contracts guarantee a minimum death benefit under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the annuitant’s account values (based on underlying equity and bond mutual fund investments.) These obligations are estimated based on assumptions and other considerations for lapse, partial surrenders, mortality, interest rates, market volatility and investment returns and premiums, consistent with the requirements of generally accepted accounting principles when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management’s judgement considering Connecticut General’s experience and future expectations. The results of futures contracts are reflected in the liability calculation as a component of investment returns.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

See Note 3 for additional information.

O.    Unearned Premiums

Premiums for group life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P.    Other Liabilities

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. (See Note 7(G)).

Q.    Translation of Foreign Currencies

Connecticut General generally conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income. Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R.    Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance coverages are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

•	Net investment income on assets supporting investment-related products is recognized as earned.

•	Contract fees, which are based upon related administrative expenses, are assessed against the customer’s fund balance ratably over the contract year.

Benefit expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

Revenue for universal life products is recognized as follows:

•	Net investment income on assets supporting universal life products is recognized as earned.

•	Fees for mortality are recognized ratably over the policy year.

•	Administration fees are recognized as services are provided.

•	Surrender charges are recognized as earned.

Benefit expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

S.    Participating Business

Connecticut General’s participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 6% of Connecticut General’s total life insurance in force at the end of 2002, 7% at the end of 2001 and 8% at the end of 2000.

T.    Income Taxes

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 11 contains detailed information about Connecticut General’s income taxes.

Note 3 — Charges for the Run-off Reinsurance Operations

A.    Losses on Specialty Life Reinsurance Contracts

In 2002, Connecticut General recognized an after-tax charge of $720 million ($1.1 billion pre-tax) to strengthen reserves related to certain specialty life reinsurance contracts and the adoption of a program to substantially reduce equity market risks related to these contracts.

Connecticut General’s reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. Death benefits under the annuity contracts reinsured by Connecticut General are determined using various methods.

The majority of Connecticut General’s exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on an annuitant’s contract anniversary date. Under this type of death benefit, Connecticut General is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of an annuitant’s death. Other annuity designs that Connecticut General reinsured guarantee that the benefit received at death will be no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract. In periods of declining equity markets and in periods of flat equity markets following a decline, Connecticut General’s liabilities for these guaranteed minimum death benefits increase.

As a result of equity market declines and volatility in 2002, Connecticut General evaluated alternatives for addressing the exposures associated with these reinsurance contracts, considering the possibility of continued depressed equity market conditions, the potential effects of further market declines and the impact on future earnings and capital. As a result of this evaluation, Connecticut General implemented a program to substantially reduce the equity market exposures of this business by selling exchange-traded futures contracts and, potentially, other instruments, which are expected to rise in value as the equity market declines and decline in value as the equity market rises.

The purpose of this program is to substantially reduce the adverse effects of potential future stock market declines on Connecticut General’s liabilities for certain reinsurance contracts, as increases in liabilities under the reinsurance contracts from a declining market will be substantially offset by gains on the futures contracts. A consequence of this program is that it also substantially reduces the positive effects of potential future equity market increases, as reductions in liabilities under these contracts from improved equity market conditions will be substantially offset by losses on the futures contracts.

In order to achieve the objective of this program, Connecticut General expects to adjust its futures contract position and possibly enter into other positions over time to reflect changing equity market levels and changes in the investment mix of the underlying variable annuity investments.

The $720 million after-tax charge consists of:

•

$620 million after-tax, principally reflecting the reduction in assumed future equity market returns as a result of implementing the program and, to a lesser extent, changes to the policy lapse, mortality, market volatility and interest rate

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

assumptions used in estimating the liabilities for these contracts. Connecticut General determines liabilities under the reinsurance contracts using an assumption for expected future performance of equity markets. A consequence of implementing the program is, effectively, a reduction in the assumption for expected future performance of equity markets, as the futures contracts essentially eliminate the opportunity to achieve previously expected market returns; and

•	$100 million after-tax reflecting deterioration in equity markets that occurred in the third quarter of 2002 (prior to implementation of the program).

Connecticut General recorded a pre-tax gain of $87 million in 2002 in other revenues to reflect the increase in fair values of futures contracts since the inception of the program. A corresponding expense reflecting the increase in liabilities for the specialty life reinsurance contracts is included in benefits, losses and settlement expenses.

Connecticut General had reserves for these liabilities of approximately $1.4 billion as of December 31, 2002, and approximately $300 million as of December 31, 2001.

Management estimates reserves for variable annuity death benefit exposure based on assumptions and other considerations, including lapse, partial surrender, mortality, interest rates and volatility. These are based on Connecticut General’s experience and future expectations. Connecticut General monitors actual experience to update these reserve estimates as necessary.

Lapse refers to the full surrender of an annuity prior to an annuitant’s death. Volatility refers to market volatility that affects the costs of the program adopted by Connecticut General to reduce equity market risks associated with these liabilities.

Partial surrender refers to the fact that most annuitants have the ability to withdraw substantially all of their mutual fund investments while retaining any available death benefit coverage in effect at the time of the withdrawal. A very small percentage of annuitants have elected partial surrenders to date. An increase in Connecticut General’s liabilities for variable annuity death benefits due to partial surrenders would depend on many factors, including financial market conditions prior to surrender and annuitant behavior.

The determination of reserves for variable annuity death benefits requires Connecticut General to make critical accounting estimates. Management believes the current assumptions and other considerations used to estimate reserves for these liabilities are appropriate. However, if actual experience differs from the assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating these reserves, the resulting change could have a material adverse effect on Connecticut General’s consolidated results of operations, and in certain situations, could have a material adverse effect on Connecticut General’s financial condition.

As of December 31, 2002, the aggregate fair value of the underlying mutual fund investments was approximately $50 billion. The death benefit coverage in force as of that date (representing the amount that Connecticut General would have to pay if all 1.5 million annuitants had died on that date) was approximately $23.4 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments. The notional amount of the futures contract positions held by Connecticut General at December 31, 2002, was $2.2 billion.

During 2000, Connecticut General recorded after-tax charges for the run-off reinsurance business totaling $86 million as follows:

•	a charge of $84 million to strengthen reserves, following a review of reserve assumptions for specialty life reinsurance contracts that guarantee certain minimum death benefits based on unfavorable changes in variable annuity account values. These values are derived from underlying equity and bond mutual fund investments as more fully discussed above;

•	a charge of $2 million for restructuring costs (principally severance).

B.    Other Reinsurance Charges

Connecticut General also recognized an after-tax charge of $143 million ($220 million pre-tax) in 2002 for Unicover and other run-off reinsurance exposures. For further information on these charges, see Note 13.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Note 4 — Dispositions

Connecticut General conducts regular strategic and financial reviews of its businesses to ensure that its capital is used effectively. As a result of these reviews, Connecticut General may from time to time acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

A.    Sale of Portions of U.S. Life Reinsurance Business

As of June 1, 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for cash proceeds of approximately $170 million. The sale generated an after-tax gain of approximately $85 million, but recognition of that gain was deferred because the sale was structured as an indemnity reinsurance arrangement.

During 2002 and 2001, the acquirer entered into agreements with most of the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $3 million after-tax of the deferred gain in 2002 and $69 million after-tax in 2001. In addition to the accelerated gain recognition, Connecticut General recognized less than $1 million after-tax of the deferred gain in the Run-off Reinsurance Operations segment in 2002, compared with $9 million after-tax in 2001. The remaining deferred gain as of December 31, 2002, was approximately $1 million after-tax.

Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance businesses) into run-off and has stopped underwriting new reinsurance business. See also Notes 3 and 13 for further discussions related to the Run-off Reinsurance Operations segment.

B.    Sale of Individual Life Insurance and Annuity Business

In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $770 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). Connecticut General recognized $48 million after-tax of the deferred gain in 2002, $52 million after-tax in 2001 and $57 million after-tax in 2000. The remaining deferred gain as of December 31, 2002, was $283 million after-tax.

Note 5 — Events of September 11, 2001

As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. These charges, which are net of reinsurance, primarily related to life insurance claims. During the fourth quarter of 2002, Connecticut General revised its estimate of liabilities associated with the events of September 11, 2001, and recognized an after-tax credit of $2 million in the Run-Off Reinsurance Operations segment.

Note 6 — Restructuring Program

A.    Fourth Quarter 2002 Program

In the fourth quarter of 2002, Connecticut General adopted a restructuring program primarily to realign the organizational structure and operations of its health care business. As a result, Connecticut General recognized in operating expenses an after-tax charge of $74 million ($114 million pre-tax) in the Employee Health Care, Life and Disability Benefits segment. The after-tax charge consisted of $56 million of severance costs ($87 million pre-tax) and $19 million in real estate costs ($29 million pre-tax) related to vacating certain leased facilities. These amounts were partially offset by a reduction in costs of $1 million after-tax ($2 million pre-tax) for other postretirement benefits for employees terminated in 2002. This benefit cost reduction will continue in 2003 as additional employees are terminated, aggregating approximately $5 million after-tax ($8 million pre-tax).

The severance charge reflected the expected reduction of approximately 2,870 employees. As part of the plan, Connecticut General expects to hire approximately 450 employees to support newly consolidated operations, thereby resulting in a net reduction of approximately 2,420 employees under this program. As of December 31, 2002, approximately 480 employees had been terminated under the program. As of December 31, 2002, Connecticut General had paid $2 million related to severance under this program.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Connecticut General expects this restructuring program to be substantially completed by year-end 2003. The table below shows Connecticut General’s restructuring activity (pre-tax) related to severance and real estate for this program:

	Severance		Real Estate	Total Charge
	No. of Employees	Cost
	(Dollars in millions)
Fourth quarter 2002 Charge	2,870	$87	$29	$116
Fourth quarter 2002 activity:
Employees	(480)	(2)		(2)
Lease costs			—	—

Balance as of December 31, 2002	2,390	$85	$29	$114

B.  Fourth Quarter 2001 Program

In the fourth quarter of 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses an after-tax charge of $26 million ($40 million pre-tax) in the Employee Health Care, Life and Disability Benefits Segment. The after-tax charge consisted of $13 million of severance costs ($20 million pre-tax) and $13 million in real estate costs ($20 million pre-tax) relating to vacating certain leased facilities.

The severance charge reflected the expected reduction of approximately 1,250 employees. As a result of the consolidation of health service centers, Connecticut General hired approximately 440 employees, thereby resulting in a net reduction of approximately 810 employees under this program. As of December 31, 2002, 1,150 employees had been terminated under the program (970 employees were terminated in 2002). The real estate charges consisted of approximately $15 million pre-tax related to vacating leased facilities, which are cash obligations pertaining to non-cancelable lease obligations and lease termination penalties. The charge also included approximately $5 million pre-tax of non-cash asset write-downs. As of December 31, 2002, Connecticut General paid $18 million related to severance and vacating leased facilities under this program ($15 million was paid in 2002).

The restructuring program was substantially completed in the fourth quarter of 2002. The table below indicates Connecticut General’s restructuring activity (pre-tax) for this program:

	Severance
	No. of Employees	Cost	Real Estate	Total Charge
	(Dollars in millions)
Fourth quarter 2001 charge	1,250	$20	$20	$40
Fourth quarter 2001 activity:
Employees	(180)	(2)		(2)
Lease costs			(1)	(1)
Asset write-downs			(5)	(5)

Balance as of December 31, 2001	1,070	$18	$14	$32
2002 activity:
Employees	(970)	(15)		(15)
Lease costs			—	—
Adjustment of remaining balance		3	(3)	—

Balance as of December 31, 2002	100	$6	$11	$17

Note 7 — Investments

Connecticut General’s investments, as recorded on the balance sheet, include policyholder share. Policyholder share includes the investment assets related to both experience-rated pension policyholder contracts. See Note 9(B) for discussion on the investment gains and losses associated with policyholder share.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

A.  Fixed Maturities

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2002:

	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$803	$838
Due after one year through five years	6,490	6,833
Due after five years through ten years	6,351	6,842
Due after ten years	3,371	3,897
Mortgage—and other asset-backed securities	5,026	5,239

Total	$22,041	$23,649

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities, including policyholder share, by type of issuer was as follows:

	December 31, 2002
	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
	(In millions)
Federal government and agency	$790	$249	$—	$1,039
State and local government	165	20	—	185
Foreign government	295	41	—	336
Corporate	15,765	1,265	(180)	16,850
Federal agency mortgage-backed	987	31	—	1,018
Other mortgage-backed	1,996	100	(5)	2,091
Other asset-backed	2,043	132	(45)	2,130

Total	$22,041	$1,838	$(230)	$23,649

	December 31, 2001
	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
	(In millions)
Federal government and agency	$610	$168	$—	$778
State and local government	160	9	(1)	168
Foreign government	273	21	(11)	283
Corporate	12,615	662	(208)	13,069
Federal agency mortgage-backed	582	14	(3)	593
Other mortgage-backed	2,130	53	(50)	2,133
Other asset-backed	2,330	75	(78)	2,327

Total	$18,700	$1,002	$(351)	$19,351

As of December 31, 2002 Connecticut General had commitments to purchase $76 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2003.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

B.    Mortgage Loans, Real Estate and Other Long-term Investments

Connecticut General’s mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property’s value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

	2002	2001
	(In millions)
Mortgage loans	$7,974	$9,077
Real estate:
Held for sale	18	230
Held and used	226	182

Total real estate	244	412

Total	$8,218	$9,489

At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:

	2002	2001
	(In millions)
Property type
Retail facilities	$2,100	$2,935
Office buildings	3,563	3,944
Apartment buildings	1,063	1,172
Industrial	722	685
Hotels	567	519
Other	203	234

Total	$8,218	$9,489

Geographic region
Central	$2,136	$2,639
Pacific	1,826	1,883
South Atlantic	1,725	1,794
Middle Atlantic	1,280	1,550
Mountain	776	789
Other	475	834

Total	$8,218	$9,489

Mortgage loans.    At December 31, 2002, scheduled mortgage loan maturities were as follows: $700 million in 2003, $1.4 billion in 2004, $ 1.0 billion in 2005, $1.1 billion in 2006, $1.1 billion in 2007, and $2.7 billion thereafter.

Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

As of December 31, 2002, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $135 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region. Connecticut General expects to disburse all of the committed amounts in 2003.

At December 31, impaired mortgage loans and valuation reserves were as follows:

	2002	2001
	(In millions)
Impaired loans with no valuation reserves	$198	$105
Impaired loans with valuation reserves	41	94

Total impaired loans	239	199
Less valuation reserves	10	14

Net impaired loans	$229	$185

During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

	2002	2001
	(In millions)
Reserve balance — January 1	$14	$35
Transfers to foreclosed real estate	—	(20)
Charge-offs upon sales	(27)	(5)
Net change in reserves	23	4

Reserve balance — December 31	$10	$14

Impaired mortgage loans, before valuation reserves, averaged approximately $249 million in 2002, and $198 million in 2001. Interest income recorded (cash received) on impaired loans was approximately $14 million in 2002 and $6 million in 2001.

During 2002, Connecticut General refinanced approximately $82 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternative financing. There were no such refinancings in 2001.

Real estate and other long-term investments. During 2002, non-cash investing activities did not include any real estate acquired through foreclosure of mortgage loans, compared to $102 million for 2001 and $73 million for 2000. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $94 million at the end of 2002, compared to $89 million at the end of 2001. Net investment income from real estate held for sale (excluding policyholder share) was $4 million for 2002, $8 million for 2001 and $4 million for 2000. Write downs upon foreclosure and changes in valuation reserves (excluding policyholder share) were $11 million after-tax for 2002 and $4 million after-tax for 2001 and 2000.

As of December 31, 2002, Connecticut General had commitments to contribute additional equity (recorded in other long-term investments) of $53 million to existing real estate joint ventures that are diversified by property type and geographic region, and $56 million to existing security partnerships that hold securities which are diversified by issuer and maturity date. Connecticut General expects to disburse approximately 95% and 100%, respectively, of the committed amounts in 2003.

C.    Short-Term Investments and Cash Equivalents

Short-term investments and cash equivalents included corporate securities of $329 million, federal government securities of $162 million and other asset backed securities of $143 million at December 31, 2002. Connecticut General’s short-term investments and cash equivalents at December 31, 2001 included $666 million in corporate securities, other asset backed securities of $147 million and $46 million in federal government bonds.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

D.    Net Unrealized Appreciation (Depreciation) on Investments

Unrealized appreciation (depreciation) on investments carried at fair value at December 31 was as follows:

	2002	2001
	(In millions)
Unrealized appreciation:
Fixed maturities	$1,838	$1,002
Equity securities	5	26

	1,843	1,028

Unrealized depreciation:
Fixed maturities	(230)	(351)
Equity securities	(1)	(23)

	(231)	(374)

	1,612	654
Less policyholder-related amounts	1,085	462

Shareholder net unrealized appreciation	527	192
Less deferred income taxes	185	81

Net unrealized appreciation	$342	$111

E.    Non-Income Producing Investments

As of December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding twelve months were as follows:

	2002	2001
	(In millions)
Fixed maturities	$42	$40
Mortgage loans	—	1
Real estate	39	122
Other long-term investments	105	90

Total	$186	$253

F.    Concentration of Risk

As of December 31, 2002 and 2001, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder’s equity.

G.    Derivative Financial Instruments

Connecticut General’s investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. In addition, Connecticut General has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits.

As of January 1, 2001, Connecticut General implemented SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” At implementation, SFAS No. 133 had an immaterial effect on Connecticut General’s consolidated financial statements. SFAS No. 133 allows companies to use hedge accounting when derivatives are designated, qualify and are highly

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

Beginning on January 1, 2001, Connecticut General accounts for derivative instruments as follows:

•	Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.

•	Changes in the fair value of derivatives that hedge market risk related to future cash flows — and that qualify for hedge accounting — are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.

•	A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).

•	Features of certain investments and obligations are accounted for as derivatives, such as certain fixed maturities’ investment returns that are based on the performance of commercial loan pools. As permitted under SFAS No. 133, derivative accounting has not been applied to such features of investments or obligations existing before January 1, 1999.

In 2002, Connecticut General implemented a program to substantially reduce the equity market exposures for certain specialty life reinsurance contracts by selling exchange-traded futures contracts. Connecticut General recorded a pre-tax gain of $87 million in other revenues reflecting the net change in the fair values of these futures contracts. See Note 3 for further discussion.

In 2002, Connecticut General recorded a pre-tax loss of $16 million in other operating expenses reflecting the net changes in fair value (due to stock market declines and changes in assumptions used) for certain other specialty life reinsurance contracts that guarantee minimum income benefits. See Note 17 for further discussion.

In 2001, Connecticut General recorded $12 million pre-tax in realized investment losses for embedded derivatives whose fair value is based on the performance of underlying commercial loan pools.

The other effects of derivatives were not material to Connecticut General’s consolidated results of operations, liquidity or financial condition for 2002, 2001 or 2000.

The table below presents information about the nature and accounting treatment of Connecticut General’s primary derivative financial instruments. Derivatives in Connecticut General’s separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

Instrument	Risk	Purpose	Cash Flows	Accounting Policy (Beginning January 1, 2001*)

Futures	Primarily equity risks

Connecticut General sells futures contracts to reduce the equity market exposures for certain specialty life reinsurance contracts that guarantee death benefits resulting from changes in variable annuity account values based on underlying mutual funds.

			Connecticut General receives (pays) cash daily in the amount of the change in fair value of the futures contracts.	Fair value changes are reported in other revenues.

	Interest rate risk	Connecticut General hedges fair value changes of fixed maturity and mortgage loan investments to be purchased.	Connecticut General receives (pays) cash daily in the amount of the change in fair value of the futures contracts.	Using cash flow hedge accounting, fair value changes are reported in other comprehensive income and amortized into net investment income over the life of the investments purchased.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Instrument	Risk	Purpose	Cash Flows	Accounting Policy (Beginning January 1, 2001*)

Swaps	Interest rate and foreign currency risk	Connecticut General hedges the interest or foreign currency cash flows of fixed maturities to match associated liabilities. Currency swaps are primarily euros and extend for periods of up to 19 years.	Connecticut General periodically exchanges cash flows between variable and fixed interest rates or between two currencies for both principal and interest.

Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and other comprehensive income. Net interest cash flows are reported in net investment income.

Forward Swaps	Interest rate risk	Connecticut General hedges fair value changes of fixed maturity and mortgage loan investments primarily related to experience-rated pension policyholder contracts.	Connecticut General periodically exchanges the difference between variable and fixed rate asset cash flows, to begin at a designated future date.	Fair values are reported in other long-term investments or other liabilities and in contractholder deposit fund liabilities, with no effect on net income.

Embedded Swaps	Interest rate and credit risk	Connecticut General purchases fixed maturities with investment return features that are based on the performance of underlying commercial loan pools.	Connecticut General receives cash based on the performance of underlying commercial loan pools.	Fair values of the embedded return features are reported in fixed maturities, with changes reported in realized gains and losses.

Written and Purchased Options	Primarily equity risk

Connecticut General has written certain specialty life reinsurance contracts to guarantee minimum income benefits resulting from unfavorable changes in variable annuity account values based on underlying mutual funds. Connecticut General purchased reinsurance contracts to hedge the market risks assumed. These contracts are accounted for as written and purchased options.

Connecticut General periodically receives (pays) fees and will pay (receive) cash resulting from the unfavorable changes in account values when account holders elect to receive minimum income payments.

Fair values are reported in other liabilities and other assets. Changes in fair value are reported in other revenues or other operating expenses.

Connecticut General writes certain universal life insurance contracts that credit income to policyholders based on the change in an equity index. Connecticut General purchases options to hedge the effect of income credited under these contracts.

Under written options, Connecticut General may be required to make payments to policyholders at the end of the contract, depending on the change in an equity index. Under purchased options, Connecticut General pays an up-front fee to third parties, and may receive cash at the end of the contract based on the change in this equity index.

Fair values of written options are reported in contractholder deposit fund liabilities, with changes reported in benefit expense. Fair values of purchased options are reported in other assets or liabilities, with changes reported in other revenues or other operating expenses.

*	Prior to January 1, 2001, accounting policies differed as follows: the fair value of swaps was reported with fixed maturities; changes in fair value of embedded swaps were included in other comprehensive income with the fair value of fixed maturities; changes in the fair value of futures were reported with fixed maturities and mortgage loan investments; and purchased options were reported in benefit expense at amortized cost adjusted for any change in equity indexes.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Note 8 — Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income (which exclude policyholder share) were as follows:

	Pre-Tax	Tax (Expense) Benefit	After-Tax
	(In millions)
2002
Net unrealized appreciation, securities:
Unrealized appreciation on securities held	$159	$(43)	$116
Losses realized on securities	178	(63)	115

Net unrealized appreciation, securities	$337	$(106)	$231

Net unrealized depreciation, derivatives	$(6)	$2	$(4)

Net translation of foreign currencies	$10	$(6)	$4

2001
Net unrealized appreciation, securities:
Unrealized depreciation on securities held	$(96)	$33	$(63)
Losses realized on securities	224	(78)	146
Reclassification to establish separate caption for derivatives	(6)	2	(4)

Net unrealized appreciation, securities	$122	$(43)	$79

Net unrealized appreciation, derivatives:
Reclassification to establish separate caption for derivatives	$6	$(2)	$4
Unrealized appreciation on derivatives held	8	(3)	5

Net unrealized appreciation, derivatives	$14	$(5)	$9

Net translation of foreign currencies	$(11)	$4	$(7)

2000
Net unrealized appreciation, securities:
Unrealized appreciation on securities held	$87	$(30)	$57
Losses realized on securities	31	(11)	20

Net unrealized appreciation, securities	$118	$(41)	$77

Net translation of foreign currencies	$2	$(1)	$1

Note 9 — Investment Income and Gains and Losses

A.    Net Investment Income

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

	2002	2001	2000
	(In millions)
Fixed maturities	$1,505	$1,429	$1,391
Equity securities	1	1	4
Mortgage loans	644	713	714
Policy loans	177	208	200
Real estate	59	90	108
Other long-term investments	33	36	37
Short-term investments and cash	18	43	40

	2,437	2,520	2,494
Less investment expenses	71	79	99

Net investment income	$2,366	$2,441	$2,395

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Net investment income attributable to policyholder contracts (which is included in Connecticut General’s revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.3 billion for 2002, $1.5 billion for 2001 and $1.4 billion for 2000. Net investment income for separate accounts (which is generally not reflected in Connecticut General’s revenues) was $1.0 billion for 2002 and 2001 and $2.0 billion for 2000.

Fixed maturities and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

	2002	2001
	(In millions)
Restructured	$148	$249
Delinquent	112	61

Total non-accrual investments	$260	$310

Net investment income was $23 million lower in 2002, $18 million in 2001 and $8 million in 2000 than it would have been if interest on non-accrual investments had been recognized in accordance with the original terms of these investments.

B.    Realized Investment Gains and Losses

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

	2002	2001	2000
	(In millions)
Fixed maturities	$(178)	$(214)	$(34)
Equity securities	—	(10)	3
Mortgage loans	(10)	(1)	(5)
Real estate	(37)	(11)	22
Other	70	11	3

	(155)	(225)	(11)
Less income tax benefits	(46)	(79)	(4)

Net realized investment losses	$(109)	$(146)	$(7)

Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $157 million in 2002, $185 million in 2001 and $32 million in 2000.

Based on contractual provisions, gains and losses on assets related to separate account contracts generally accrue to the contractholders. Under the experience-rating process, gains and losses on assets related to policyholder contracts, generally accrue to the contractholders. Realized investment gains and losses that are not reflected in Connecticut General’s revenues for the year ended December 31 were as follows:

	2002	2001	2000
	(In millions)
Separate accounts	$(1,695)	$(810)	$1,788
Policyholder contracts	$(432)	$(104)	$(60)

Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

	2002	2001	2000
	(In millions)
Proceeds from sales	$3,286	$1,798	$2,137
Gross gains on sales	$102	$60	$63
Gross losses on sales	$(289)	$(130)	$(51)

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Note 10 — Shareholder’s Equity and Dividend Restrictions

The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

Connecticut General’s statutory net income (loss) for the year ended, and surplus as of, December 31 were as follows:

	2002	2001	2000
	(In millions)
Net income (loss)	$(445)	$358	$643
Surplus	$2,298	$2,157	$2,011

Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2003 without prior approval is $230 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2002 was $4.1 billion.

Connecticut General’s capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2002 and 2001 (par value $5).

Note 11 — Income Taxes

Management believes that Connecticut General’s taxable income in future years will be sufficient to realize Connecticut General’s net deferred tax assets of $574 million as of December 31, 2002, and $663 million as of December 31, 2001. This determination is based on Connecticut General’s earnings history and future expectations.

Through 1983, a portion of Connecticut General’s statutory income was not subject to current income taxation, but was accumulated in a designated policyholders’ surplus account. Additions to the account were no longer permitted beginning in 1984. Connecticut General’s existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA’s federal income tax returns are routinely audited by the Internal Revenue Service. In management’s opinion, adequate tax liabilities have been established for all years.

Deferred income tax assets and liabilities as of December 31 were as follows:

	2002	2001
	(In millions)
Deferred tax assets
Investments, net	$286	$291
Employee and retiree benefit Plans	271	234
Deferred gains on sales of Businesses	155	180
Policy acquisition expenses	117	133
Other insurance and contractholder liabilities	129	66
Other	18	17

Total deferred tax assets	976	921

Deferred tax liabilities
Depreciation and amortization	217	177
Unrealized appreciation on Investments	185	81

Total deferred tax liabilities	402	258

Net deferred income tax assets	$574	$663

Current income taxes receivable were $565 million as of December 31, 2002. As of December 31, 2001, current income taxes receivable were $94 million.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

The components of income taxes for the year ended December 31 were as follows:

	2002	2001	2000
	(In millions)
Current taxes (benefits)
U.S. income	$(246)	$11	$478
Foreign income	2	1	2
State income	—	(5)	4

	(244)	7	484

Deferred taxes (benefits)
U. S. income	(19)	339	(164)

	(19)	339	(164)

Total income taxes (benefits)	$(263)	$346	$320

Total income taxes (benefits) for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

	2002	2001	2000
	(In millions)
Tax expense at nominal rate	$(249)	$369	$351
Dividends received deduction	(13)	(13)	(13)
Amortization of goodwill	—	5	5
Tax-exempt interest income	(3)	(4)	(4)
State income tax (net of federal income tax benefit)	—	(2)	2
Resolved federal tax audit issues	—	—	(17)
Other	2	(9)	(4)

Total income taxes	$(263)	$346	$320

Note 12 — Pension and Other Postretirement Benefit Plans

A.    Pension and Other Postretirement Benefit Plans

Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. The allocated pension cost for Connecticut General was $26 million in 2002 and $7 million in 2001. A pension credit of $5 million was allocated to Connecticut General in 2000. Connecticut General held assets for these plans totaling approximately $1.3 billion at December 31, 2002, and $1.6 billion at December 31, 2001.

Expense for postretirement benefits other than pensions allocated to Connecticut General totaled $9 million for 2002 and $8 million for 2001 and 2000. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $352 million as of December 31, 2002, and $361 million as of December 31, 2001.

B.    401(k) Plans

CIGNA sponsors several 401(k) plans in which CIGNA matches a portion of employees’ pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

CIGNA may elect to increase its matching contributions if CIGNA’s annual performance meets certain targets. A substantial amount of CIGNA’s matching contributions are invested in CIGNA common stock. Connecticut General’s allocated expense for these plans was $23 million for 2002, $28 million for 2001 and $23 million for 2000.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Note 13 — Reinsurance

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk.

Individual life and annuity reinsurance.    Connecticut General had a reinsurance recoverable of $5.6 billion at December 31, 2002 and 2001, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General’s individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 4 for information about this sale.

Unicover and other run-off reinsurance.    The Run-off Reinsurance Operations participate in a workers’ compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Certain disputes over reinsurance coverage for the pool were resolved by an arbitration ruling issued in October 2002, which was further clarified in January 2003.

The Run-off Reinsurance Operations include other workers’ compensation reinsurance contracts, as well as personal accident reinsurance contracts.

Based on the outcome of the Unicover arbitration in October 2002, as well as a review of other exposures for the run-off reinsurance operations, Connecticut General recorded an after-tax charge of $143 million ($220 pre-tax) in the third quarter of 2002.

Connecticut General reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by Connecticut General, are considered appropriate as of December 31, 2002, based on current information. However, it is possible that future developments regarding these matters could result in a material adverse effect on Connecticut General’s consolidated results of operations.

Variable annuity guarantee reinsurance.    On March 31, 2002, Connecticut General entered into an indemnity reinsurance agreement with an affiliate to retrocede its retained variable annuity with guaranteed minimum death benefit and variable annuity with guaranteed income benefit reinsurance business. In connection with the program adopted by Connecticut General in the third quarter to substantially reduce equity market risks related to these contracts, Connecticut General cancelled this agreement effective July 1, 2002. The program and the associated charge are discussed in Note 3.

Other reinsurance.    Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material adverse effect on Connecticut General’s consolidated results of operations, liquidity or financial condition.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Effects of reinsurance.    In Connecticut General’s consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

	2002	2001	2000
	(In millions)
Premiums and fees
Short duration contracts:
Direct	$6,072	$5,355	$4,801
Assumed	901	729	707
Ceded	(64)	(153)	(127)

	6,909	5,931	5,381

Long-duration contracts:
Direct	1,421	1,518	1,643
Assumed	456	504	698
Ceded:
Individual life insurance and annuity business sold	(364)	(386)	(461)
Other	(79)	(98)	(189)

	1,434	1,538	1,691

Total	$8,343	$7,469	$7,072

Reinsurance recoveries
Individual life insurance and annuity business sold	$326	$269	$308
Other	43	262	222

Total	$369	$531	$530

The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

Note 14 — Leases and Rentals

Rental expenses for operating leases, principally for office space, amounted to $74 million in 2002, $56 million in 2001 and $45 million in 2000.

As of December 31, 2002, future net minimum rental payments under non-cancelable operating leases were approximately $317 million, payable as follows (in millions): $64 in 2003, $59 in 2004, $48 in 2005, $41 in 2006, $32 in 2007 and $73 thereafter.

Note 15 — Segment Information

Operating segments generally reflect groups of related products. Connecticut General measures the financial results of its segments using operating income (which is defined as net income excluding after-tax realized investment results). Connecticut General’s operations are not materially dependent on one or a few customers, brokers or agents.

Connecticut General presents segment information as follows:

Employee Health Care, Life and Disability Benefits, which combines Connecticut General’s health care and group insurance segments, offers a range of indemnity group health and managed care products and services through guaranteed cost, experience-rated, administrative services only and minimum premium funding arrangements. This segment also offers group life and disability coverages.

Employee Retirement Benefits and Investment Services provides investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Run-off Reinsurance Operations consists of the sold reinsurance operations (prior to the date of sale) and the run-off reinsurance business, which includes accident, domestic health, international life and health, and specialty life reinsurance businesses. Connecticut General has stopped underwriting new reinsurance business.

Other Operations consist of:

•	deferred gains recognized from the 1998 sale of the individual life insurance and annuity business;

•	international operations that provide life, accident, health coverage and offer employee benefits outside the United States;

•	corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

•	settlement annuity business; and

•	the amount received from the resolution of federal tax audits, as discussed in Note 11.

Connecticut General determines operating income (loss) for each segment consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

Segment reporting changes.    As a result of losses on certain specialty life reinsurance contracts recognized in 2002 (see Note 3), Connecticut General placed the run-off reinsurance operations (previously reported in Other Operations) into a separate reporting segment in accordance with SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” Prior periods have been reclassified to conform to this presentation.

Summarized segment financial information for the year ended and as of December 31 was as follows:

	2002	2001	2000
	(In millions)
Employee Health Care, Life and Disability Benefits
Premiums and fees and other revenues	$8,045	$6,987	$6,280
Net investment income	263	280	283

Segment revenues	$8,308	$7,267	$6,563
Income taxes	$107	$251	$220
Operating income	$209	$454	$394
Assets under management:
Invested assets	$3,661	$3,570	$3,464
Separate account assets	1,250	1,840	1,943

Total	$4,911	$5,410	$5,407

Employee Retirement Benefits and Investment Services
Premiums and fees and other revenues	$324	$310	$334
Net investment income	1,651	1,667	1,609

Segment revenues	$1,975	$1,977	$1,943
Income taxes	$97	$89	$102
Operating income	$227	$213	$248
Assets under management:
Invested assets	$24,875	$22,756	$21,458
Separate account assets	27,814	31,579	32,033

Total	$52,689	$54,335	$53,491

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

	2002	2001	2000
	(In millions)
Run-off Reinsurance Operations
Premiums and fees and other revenues	$222	$240	$205
Net investment income	41	47	58

Segment revenues	$263	$287	$263

Income taxes (benefits)	$(476)	$14	$(34)
Operating income (loss)	$(884)	$27	$(62)
Assets under management:
Invested assets	$1,304	$788	$578
Separate account assets	—	—	—

Total	$1,304	$788	$578

Other Operations
Premiums and fees and other revenues	$368	$397	$363
Net investment income	411	447	445

Segment revenues	$779	$844	$808
Income taxes	$55	$71	$36
Operating income	$109	$160	$110
Assets under management:
Invested assets	$5,200	$5,764	$5,837
Separate account assets	1,295	1,798	1,831

Total	$6,495	$7,562	$7,668

Realized Investment Gains (Losses)
Realized investment losses	$(155)	$(225)	$(11)
Income tax benefits	(46)	(79)	(4)

Realized investment losses, net of taxes	$(109)	$(146)	$(7)

Total
Premiums and fees and other revenues	$8,959	$7,934	$7,182
Net investment income	2,366	2,441	2,395
Realized investment losses	(155)	(225)	(11)

Total revenues	$11,170	$10,150	$9,566
Income taxes (benefits)	$(263)	$346	$320
Operating income (loss)	$(339)	$854	$690
Realized investment losses, net of taxes	(109)	(146)	(7)

Net income (loss)	$(448)	$708	$683

Assets under management
Invested assets	$35,040	$32,878	$31,337
Separate account assets	30,359	35,217	35,807

Total	$65,399	$68,095	$67,144

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

	2002	2001	2000
	(In millions)
Medical and Dental Indemnity	$6,217	$5,360	nv$	4,793
Group Life	959	998		1,118
Other	1,783	1,576		1,271

Total	$8,959	$7,934		$7,182

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Connecticut General’s foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years ended and as of December 31, 2002 2001 and 2000 were not material.

Note 16 — Related Party Transactions

Connecticut General has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2002 and 2001. Beginning in 2000, Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $166 million at December 31, 2002 and 2001.

Effective January 1, 1999, Connecticut General entered into a contract to assume certain accident and health business from CLICNY. Connecticut General assumed premiums of $856 million in 2002, $700 million in 2001 and $602 million in 2000 and held reserves of $30 million at December 31, 2002 and, $42 million at December 31, 2001.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $635 million at December 31, 2002, and $679 million at December 31, 2001.

Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $104 million in 2002, $83 million in 2001, and $94 million in 2000 for these services.

Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management, Inc., for investment advisory services. Fees paid by Connecticut General totaled $54 million in 2002, $58 million in 2001 and $50 million in 2000.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $1.0 billion in 2002, $917 million in 2001 and $886 million in 2000.

Connecticut General had lines of credit available from affiliates totaling $650 million at December 31, 2002 and $600 million at December 31, 2001. Borrowings are primarily payable upon demand with interest rates equivalent to CIGNA’s average monthly short-term borrowing rate plus ¼ of 1%. For fixed rate lines, borrowings are payable at the stated maturity of such loans with interest rates equivalent to the commercial paper rate as quoted by CIGNA dealers. Interest expense was less than $1 million in 2002, 2001 and 2000. There were $25 million in borrowings outstanding under such lines at December 31, 2002. There were no such borrowings outstanding under such lines at December 31, 2001.

Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2002 and 2001. All loans are payable upon demand with interest rates equivalent to CIGNA’s short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2002 and 2001.

Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant’s investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $800 million at December 31, 2002, and $900 million at December 31, 2001.

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

Note 17 — Contingencies

A.    Financial Guarantees

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts. Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

•	Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. This percentage varies depending on the asset class within a sponsoring employer’s portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes. If employers do not maintain the required levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. As of December 31, 2002, employers were required to maintain assets that exceed 102% to 128% of benefit obligations. Benefit obligations under these arrangements were $3.3 billion as of December 31, 2002, and $2.4 billion as of December 31, 2001. There were no additional liabilities required for these guarantees as of December 31, 2002 or 2001.

•	For certain employer-sponsored savings and retirement plans, Connecticut General guarantees that participants will receive the value of their accounts at the time of withdrawal. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related separate account assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements are invested primarily in fixed income investments and were $1.7 billion as of December 31, 2002, and $1.8 billion as of December 31, 2001. There were no additional liabilities required for these guarantees as of December 31, 2002 or 2001.

•	Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a certain group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $313 million as of December 31, 2002, and $334 million as of December 31, 2001. Connecticut General had additional liabilities for this guarantee of $15 million as of December 31, 2002, and $14 million as of December 31, 2001.

Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General’s consolidated results of operations, liquidity or financial condition.

The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

As of December 31, 2002 and 2001, Connecticut General guaranteed $106 million of construction loans related to investments in certain real estate joint ventures. These loans are secured by the joint ventures’ real estate properties with fair value in excess of the loan amounts. The loans mature at various dates from 2003 to 2007, including extension options. Connecticut General would be required to repay the construction loans if permanent financing could not be obtained. Connecticut General has recourse to other owners for 3% of any amounts paid under these guarantees. There were no liabilities required for these guarantees as of December 31, 2002 or 2001.

As of December 31, 2002 and 2001, Connecticut General guaranteed $42 million of principal for industrial revenue bonds that are payable in 2007 and also guaranteed $8 million of aggregate interest payable periodically up to maturity. These bonds are secured by mortgages on properties and other assets held by real estate partnerships. An event of default under these bonds will not cause the principal or interest payments to be due immediately, but Connecticut General would be required to make principal or interest payments under the original terms of the bonds. Connecticut General has recourse to partners for 43% of any amounts paid under these guarantees. There were no liabilities required for these guarantees as of December 31, 2002 or 2001.

B.    Specialty Life Reinsurance Contracts

The Run-off Reinsurance Operations include certain specialty life reinsurance contracts that guarantee minimum death benefits based on unfavorable changes in variable annuity account values. In 2002, Connecticut General recognized an after-tax

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

charge of $720 million ($1.1 billion pre-tax) to strengthen reserves related to these contracts and the adoption of a program to substantially reduce equity market risks related to these contracts. See Note 3 for further information.

Connecticut General has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. When annuitants elect to receive these minimum income benefits, Connecticut General may be required to make payments based on changes in underlying mutual fund values and interest rates. Connecticut General has purchased reinsurance from third parties, which covers 80% of the exposures of these contracts. Connecticut General estimates the fair value of the assets and liabilities associated with these contracts using assumptions as to equity market returns, volatility of the underlying equity and bond mutual fund investments, interest rates, mortality, annuity election rates and policy surrenders.

In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others,” which requires disclosure of maximum potential undiscounted future payments for guarantees, even if the likelihood of such payment is remote. In accordance with this requirement, the maximum potential undiscounted payments that Connecticut General would make for guarantees related to minimum income benefits under the following hypothetical assumptions, which Connecticut General believes unlikely to occur:

•	no annuitants surrendered their accounts, and

•	all annuitants lived to elect their benefit, and

•	all annuitants elected to receive their benefit on the first available date (beginning in 2004 through 2014), and

•	all underlying mutual fund investment values remained at the December 31, 2002 value of $2.7 billion, with no future returns,

would aggregate $2.7 billion, gross of reinsurance. Connecticut General has reinsurance for 80% of this amount. Connecticut General expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.

As of December 31, 2002, Connecticut General had liabilities of $95 million related to these contracts and amounts recoverable from reinsurers of $76 million. Connecticut General has an additional liability of $44 million associated with the cost of reinsurance. Management believes the current assumptions and other considerations used to estimate reserves for these liabilities are appropriate. See Note 7(G) for further information.

C.    Regulatory and Industry Developments

Connecticut General’s businesses are subject to a changing social, economic, legal, legislative and regulatory environment. Some current issues that may affect Connecticut General’s businesses include:

•	initiatives to increase health care regulation;

•	efforts to expand tort liability of health plans;

•	class action lawsuits targeting health care companies, including Connecticut General;

•	initiatives to restrict insurance pricing and the application of underwriting standards; and

•	efforts to revise federal tax laws, including proposals to change the federal tax treatment of dividends and of savings vehicles currently offered as employee benefits.

Health care regulation.    Federal and state legislatures, administrative agencies and courts continue efforts to increase regulation of the health care industry and change its operational practices. Regulatory and operational changes could have an adverse effect on Connecticut General’s health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs without improving the quality of care. Debate at the federal level over “managed care reform” and “patients’ bill of rights” legislation, focusing on questions regarding liability, is expected to continue.

Privacy regulations under the Health Insurance Portability and Accountability Act (HIPAA) of 1996 cover all aspects of the health care delivery system, and address the use and disclosure of individually identifiable health care information. Compliance

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

with the privacy regulations is required by April 2003. In addition to the privacy regulations, HIPAA establishes national electronic transaction standards, which apply to health insurers, providers and other covered entities. They are intended to improve the efficiency and effectiveness of the nation’s health care system by encouraging the widespread use of electronic data interchange. Connecticut General must implement these standards by October 2003.

Regulations issued in February 2003 set standards for the security of electronic health information, and must be implemented by Connecticut General by April 2005. Connecticut General has implemented certain security measures and planned others in anticipation of these rules. Other proposed HIPAA regulations include standards for the assignment of a unique national identifier for each health plan and provider and requirements for a unique national identifier for employer groups. Connecticut General has commenced significant systems enhancements, training and administrative efforts to satisfy these requirements. Incremental technology and business-related expenses associated with Connecticut General’s compliance efforts were approximately $8 million after-tax in 2002.

Other possible regulatory changes that could have an adverse effect on Connecticut General’s health care operations include:

•	additional mandated benefits or services that increase costs without improving the quality of care;

•	narrowing of the Employee Retirement Income Security Act of 1974 (ERISA) preemption of state laws;

•	changes in ERISA regulations resulting in increased administrative burdens and costs;

•	additional restrictions on the use of prescription drug formularies;

•	additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease management;

•	additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

•	legislation that would exempt independent physicians from antitrust laws.

The health care industry is under increasing scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

Tax benefits for corporate life insurance.    In 1996, Congress passed legislation implementing a three-year phase-out period for tax deductibility of policy loan interest for most leveraged corporate life insurance products. In 2001, the Internal Revenue Service (IRS) implemented an initiative for leveraged corporate life insurance plans purchased after June 20, 1986, that permits policyholders to settle tax disputes related to these plans. Management expects that some customers will accept the IRS settlement offer and surrender their policies in 2003. As a result, management expects revenues and operating income associated with these products to decline. In 2002, revenues of $221 million and operating income of $32 million were from products affected by this legislation.

Statutory accounting principles.    In 1998, the NAIC adopted standardized statutory accounting principles. The state of Connecticut, in which Connecticut General is domiciled, has adopted these principles effective as of January 1, 2001. The implementation of these principles did not materially impact the ability of Connecticut General to make dividend payments (or other distributions) to CIGNA or to meet obligations under insurance policies.

Insurance-related assessments.    Many states maintain funds to pay for the operating expenses of insurance regulatory agencies and pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

Connecticut General recorded assets and liabilities for insolvency fund and other insurance-related assessments that are not material.

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

D.    Litigation and Other Legal Matters

Connecticut General and/or its affiliates and several health care industry competitors were named as defendants in federal and state purported class action lawsuits. A Florida federal court has certified a class of health care providers who allege violations under the Racketeer Influenced and Corrupt Organizations Act and ERISA. Connecticut General and the other defendants have appealed that decision. The Florida federal court denied class certification to health plan subscribers, and the plaintiffs have not filed an appeal of that decision.

An Illinois state court certified a class action lawsuit against CIGNA by health care providers alleging breach of contract and seeking increased reimbursements. This state claim was removed to federal court in Illinois, where a settlement agreement between the parties was filed on November 26, 2002. If approved, the agreement will encompass most of the claims brought on behalf of health care providers asserted in other state and federal jurisdictions. On February 21, 2003, the Judicial Panel for Multidistrict Litigation ordered the Illinois case to be transferred to the Florida federal court, which will decide whether the settlement should be approved. In connection with this matter, Connecticut General recognized a charge of $43 million after-tax ($66 million pre-tax) in the fourth quarter of 2002 for expected costs associated with health care provider class action litigation. As this matter has not been resolved, adjustments to this amount in future periods are possible.

The U.S. Attorney’s Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies’ marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, Connecticut General is responding to subpoenas concerning contractual relationships between pharmaceutical companies and Connecticut General’s health care operations.

Connecticut General is routinely involved in numerous lawsuits and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. Connecticut General believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to Connecticut General’s consolidated results of operations, liquidity or financial condition.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General

Life Insurance Company and Participants of the

CG Variable Life Insurance Separate Account A

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts disclosed in Note 1 which comprise the CG Variable Life Insurance Separate Account A, (hereafter referred to as “Separate Account A”) at December 31, 2002, the results of their operations and the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Separate Account A’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians, provide a reasonable basis for our opinion.

/S/    PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania

April 30, 2003

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

OF CG LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2002

	American Century Variable Products	CIGNA Variable Products Group		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund II
	Capital Appreciation Fund	TimesSquare VP Money Market Fund	TimesSquare VP S&P 500 Index Fund	Equity-Income Portfolio	Overseas Portfolio	Asset Manager Growth Portfolio (1)	Investment Grade Bond Portfolio
Assets:
Investment in variable insurance funds and portfolios, at fair value	$932,310	$425,264	$3,952,559	$2,413,827	$761,462	$1,531,494	$1,552,312

Total assets and net assets	$932,310	$425,264	$3,952,559	$2,413,827	$761,462	$1,531,494	$1,552,312

Accumulation units outstanding	125,041.55	38,412.43	616,239.39	289,810.00	132,520.42	215,218.39	119,629.49
Accumulation unit value	$7.46	$11.07	$6.41	$8.33	$5.75	$7.12	$12.98

Accumulation net assets	$932,310	$425,264	$3,952,559	$2,413,827	$761,462	$1,531,494	$1,552,312

(1)	See Note 10 in the Notes to Financial Statements.

The Notes to the Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

OF CG LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

For the Years Ended December 31, 2002, 2001 and 2000

	American Century Variable Products			Cigna Variable Products Group			Cigna Variable Products Group			Fidelity Variable Insurance Products Fund
	Capital Appreciation Fund			TimesSquare VP Money Market Fund			TimesSquare VP S&P 500 Index Fund			Equity-Income Portfolio
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Investment income:

Dividends	$—	$—	$—	$5,279	$9,251	$12,974	$66,014	$53,250	$73,648	$40,877	$31,624	$17,214

Expenses:

Mortality and expense risk	4,297	3,905	3,644	1,702	1,192	976	18,820	17,131	13,248	11,231	9,642	6,276

Net investment income (loss)	(4,297)	(3,905)	(3,644)	3,577	8,059	11,998	47,194	36,119	60,400	29,646	21,982	10,938

Net realized and unrealized gain (loss) on investments:

Capital gain distributions from portfolio sponsors	—	279,856	18,911	—	—	—	138,049	—	21,014	55,638	88,849	64,851
Return of capital distribution from portfolio sponsors	—	—	—	—	—	—	—	—	29,578	—	—	—
Net realized gain (loss) on share transactions	2,571	(2,013)	1,858	—	—	—	8,843	(2,099)	9,232	7,472	(659)	35,625

Net realized gain (loss)	2,571	277,843	20,769	—	—	—	146,892	(2,099)	59,824	63,110	88,190	100,476
Change in net unrealized gain (loss)	(228,703)	(559,633)	18,754	—	—	—	(1,279,800)	(512,337)	(445,868)	(562,006)	(221,220)	45,019

Net realized and unrealized gain (loss) on investments	(226,132)	(281,790)	39,523	—	—	—	(1,132,908)	(514,436)	(386,044)	(498,896)	(133,030)	145,495

Net Increase (decrease) in net assets from operations	$(230,429)	$(285,695)	$35,879	$3,577	$8,059	$11,998	$(1,085,714)	$(478,317)	$(325,644)	$(469,250)	$(111,048)	$156,433

The Notes to the Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

OF CG LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

For the Years Ended December 31, 2002, 2001 and 2000

	Fidelity Variable Insurance Products Fund			Fidelity Variable Insurance Products Fund II			Fidelity Variable Insurance Products Fund II
	Overseas Portfolio			Asset Manager Growth Portfolio(1)			Investment Grade Bond Portfolio
	2002	2001	2000	2002	2001	2000	2002	2001	2000
Investment income:
Dividends	$5,713	$33,303	$5,648	$42,760	$33,497	$14,679	$52,060	$53,043	$37,366
Expenses:
Mortality and expense risk	3,511	3,218	2,791	6,939	6,054	4,456	6,424	5,116	3,202

Net investment income (loss)	2,202	30,085	2,857	35,821	27,443	10,223	45,636	47,927	34,164

Net realized and unrealized gain (loss) on investments:
Capital gain distributions from portfolio sponsors	—	52,640	35,570	—	40,369	59,509	—	—	—
Return of capital distribution from portfolio sponsors	—	—	—	—	—	—	—	—	—
Net realized gain (loss) on share transactions	678	(695)	(9,476)	(8,531)	(1,524)	(3,512)	1,650	317	324

Net realized gain (loss)	678	51,945	26,094	(8,531)	38,845	55,997	1,650	317	324
Change in net unrealized gain (loss)	(180,411)	(252,674)	(163,919)	(297,969)	(159,699)	(214,144)	89,951	37,155	44,448

Net realized and unrealized gain (loss) on investments	(179,733)	(200,729)	(137,825)	(306,500)	(120,854)	(158,147)	91,601	37,472	44,772

Net Increase (decrease) in net assets from operations	$(177,531)	$(170,644)	$(134,968)	$(270,679)	$(93,411)	$(147,924)	$137,237	$85,399	$78,936

(1)	See Note 10 in the Notes to Financial Statements.

.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

OF CG LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2002, 2001 and 2000

	American Century Variable Products			Cigna Variable Products Group			Cigna Variable Products Group			Fidelity Variable Insurance Products Fund
	Capital Appreciation Fund			TimesSquare VP Money Market Fund			TimesSquare VP S&P 500 Index Fund			Equity-Income Portfolio
	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000
Operations:

Net investment income (loss)	$(4,297)	$(3,905)	$(3,644)	$3,577	$8,059	$11,998	$47,194	$36,119	$60,400	$29,646	$21,982	$10,938
Net realized gain (loss)	2,571	277,843	20,769	—	—	—	146,892	(2,099)	59,824	63,110	88,190	100,476
Net unrealized gain (loss)	(228,703)	(559,633)	18,754	—	—	—	(1,279,800)	(512,337)	(445,868)	(562,006)	(221,220)	45,019

Net increase (decrease) from operations	(230,429)	(285,695)	35,879	3,577	8,059	11,998	(1,085,714)	(478,317)	(325,644)	(469,250)	(111,048)	156,433

Accumulation unit transactions:

Participant deposits, net of premium taxes	423,301	517,750	613,723	185,841	181,346	187,089	1,657,570	2,060,167	3,041,510	800,915	919,783	1,494,828
Participant transfers	(26,602)	(62,780)	(21,512)	1,436	(20,172)	(160,295)	(225,102)	45,348	(57,311)	(38,625)	62,170	(12,989)
Participant withdrawals and surrenders	(94,017)	(45,620)	(147,096)	(31,336)	(10,737)	(49,925)	(394,646)	(258,335)	(966,822)	(182,188)	(61,890)	(596,356)
Cost of insurance deduction and administrative fees	(109,422)	(107,580)	(83,584)	(49,344)	(44,771)	(29,362)	(403,742)	(401,798)	(312,385)	(188,031)	(180,550)	(136,920)

Net increase (decrease) from participant transactions	193,260	301,770	361,531	106,597	105,666	(52,493)	634,080	1,445,382	1,704,992	392,071	739,513	748,563

Total increase (decrease) in net assets	(37,169)	16,075	397,410	110,174	113,725	(40,495)	(451,634)	967,065	1,379,348	(77,179)	628,465	904,996

Net assets:
Beginning of period	969,479	953,404	555,994	315,090	201,365	241,860	4,404,193	3,437,128	2,057,780	2,491,006	1,862,541	957,545

End of period	$932,310	$969,479	$953,404	$425,264	$315,090	$201,365	$3,952,559	$4,404,193	$3,437,128	$2,413,827	$2,491,006	$1,862,541

The Notes to the Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

OF CG LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2002, 2001 and 2000

	Fidelity Variable Insurance Products Fund			Fidelity Variable Insurance Products Fund II			Fidelity Variable Insurance Products Fund II
	Overseas Portfolio			Asset Manager Growth Portfolio (1)			Investment Grade Bond Portfolio
	2002	2001	2000	2002	2001	2000	2002	2001	2000
Operations:
Net investment income (loss)	$2,202	$30,085	$2,857	$35,821	$27,443	$10,223	$45,636	$47,927	$34,164
Net realized gain (loss)	678	51,945	26,094	(8,531)	38,845	55,997	1,650	317	324
Net unrealized gain (loss)	(180,411)	(252,674)	(163,919)	(297,969)	(159,699)	(214,144)	89,951	37,155	44,448

Net increase (decrease) from operations	(177,531)	(170,644)	(134,968)	(270,679)	(93,411)	(147,924)	137,237	85,399	78,936

Accumulation unit transactions:
Participant deposits, net of premium taxes	332,962	429,637	658,592	616,587	727,278	1,045,468	377,140	397,558	545,325
Participant transfers	(4,976)	(80,741)	22,483	(97,047)	(13,704)	43,282	(57,649)	(1,639)	271,611
Participant withdrawals and surrenders	(63,621)	(23,087)	(190,726)	(166,763)	(60,673)	(325,956)	(75,954)	(34,348)	(282,972)
Cost of insurance deduction and administrative fees	(85,409)	(84,349)	(63,309)	(155,897)	(145,560)	(111,974)	(119,182)	(103,153)	(69,414)

Net increase (decrease) from participant transactions	178,956	241,460	427,040	196,880	507,341	650,820	124,355	258,418	464,550

Total increase (decrease) in net assets	1,425	70,816	292,072	(73,799)	413,930	502,896	261,592	343,817	543,486

Net assets:
Beginning of period	760,037	689,221	397,149	1,605,293	1,191,363	688,467	1,290,720	946,903	403,417

End of period	$761,462	$760,037	$689,221	$1,531,494	$1,605,293	$1,191,363	$1,552,312	$1,290,720	$946,903

(1) See	Note 10 in the Notes to Financial Statements.

The Notes to the Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

1. Organization

CG Variable Life Insurance Separate Account A (Separate Account A) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

At December 31, 2002, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of seven diversified open-end investment management companies’ mutual funds, each portfolio having its own investment objective. Transfers are permitted between these sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

American Century:

Variable Products Capital Appreciation Fund (“American Century Capital Appreciation Fund”)

CIGNA Variable Products Group:

TimesSquare Variable Products Money Market Fund

TimesSquare Variable Products S&P 500 Index Fund

Fidelity Variable Insurance Products Fund:

Equity-Income Portfolio (“Fidelity Equity-Income Portfolio”)

Overseas Portfolio (“Fidelity Overseas Portfolio”)

Fidelity Variable Insurance Products Fund II:

Asset Manager Portfolio (“Fidelity Asset Manager Portfolio”) (1)

Investment Grade Bond Portfolio (“Fidelity Investment Grade Bond Portfolio”)

2. Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and reflect management’s estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of Separate Account A’s financial statements:

A. Investment Valuation:    Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual fund or portfolio manager as of the valuation date. The change in the difference between cost and fair value during the period is reflected as an unrealized gain (loss) in the Statements of Operations.

B. Investment Transactions:    Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

C. Federal Income Taxes:    The operations of Separate Account A form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to Separate Account A are not taxed.

(1)	See Note 10 in the Notes to Financial Statements.

3. Investments

Total mutual fund shares held and cost of investments as of December 31, 2002 were:

	Shares Held	Cost of Investments	Fair Value

American Century Capital Appreciation Fund	157,751	$1,608,284	$932,310

TimesSquare VP Money Market Fund	425,264	425,264	425,264

TimesSquare VP S&P 500 Index Fund	310,736	6,151,204	3,952,559

Fidelity Equity-Income Portfolio	132,920	3,156,794	2,413,827

Fidelity Overseas Portfolio	69,350	1,310,552	761,462

Fidelity Asset Manager Growth Portfolio (1)	148,257	2,170,236	1,531,494

Fidelity Investment Grade Bond Portfolio	113,308	1,385,095	1,552,312

Purchases and sales of shares of each mutual fund for the year ended December 31, 2002 amounted to:

	Purchases	Sales

American Century Capital Appreciation Fund	$419,152	$230,191

TimesSquare VP Money Market Fund	195,236	85,062

TimesSquare VP S&P 500 Index Fund	1,821,058	1,001,735

Fidelity Equity-Income Portfolio	896,677	419,322

Fidelity Overseas Portfolio	312,340	131,181

Fidelity Asset Manager Growth Portfolio (1)	619,095	386,394

Fidelity Investment Grade Bond Portfolio	438,304	268,312

4. Charges and Deductions

CG Life charges each certificate under the group policy for mortality and expense risks the daily equivalent of 0.45%, on an annual basis, of the current value of the sub-account’s assets. This charge may change but will never be more than 0.90% per year. The mortality and expense risk charge is also assessed against amounts held in the fixed account, if any. This charge covers the risk that the group insured will, on average, live shorter periods of time than estimated and that the cost of issuing and administering the group policy is more than estimated. These charges are an expense of the sub-account.

Each premium payment is subject to a charge covering state insurance premium taxes. This charge is stated in the Group Policy but will not be more than 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium charges are netted against participant deposits on the Statements of Changes in Net Assets.

CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on the policyholder’s age on the policyholder’s last birthday as of the last Policy Anniversary. The cost may also depend on whether the policyholder is a smoker. This cost may also include amounts to reimburse CG Life for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates. The charge may depend on the following risk factors:

•	The group policyholder’s industry;

•	The number of eligible persons;

•	The age, sex and occupation of the eligible persons;

•	The prior claims experience of group life insurance plans sponsored by the group policyholder;

•	Expenses of the group policy, including commissions to agents or brokers;

•	Our prior claims experience under the group policies; and

(1)	See Note 10 in the Notes to Financial Statements.

•	Other factors affecting CG Life’s risk under the group policy.

The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

•	$6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or

•	$5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

CG Life charges a $25.00 transaction fee for the following transactions:

•	A full surrender of a certificate;

•	A partial surrender of a certificate; and

•	Each transfer between funding options in excess of 12 transfers during each policy year.

The transaction fee may be waived at the discretion of CG Life management.

Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts and, for the years ended December 31, 2002, 2001 and 2000, amounted to:

	Cost of Life Insurance
Sub-Account	2002	2001	2000
American Century Capital Appreciation Fund	$107,340	$105,352	$81,437

TimesSquare VP Money Market Fund	48,455	43,930	28,723

TimesSquare VP S&P 500 Index Fund	397,211	394,896	305,639

Fidelity Equity-Income Portfolio	184,818	177,259	133,727

Fidelity Overseas Portfolio	83,939	82,834	61,928

Fidelity Asset Manager Portfolio (1)	153,360	143,009	109,592

Fidelity Investment Grade Bond Portfolio	117,718	101,755	68,244

	Administrative Fees
Sub-Account	2002	2001	2000
American Century Capital Appreciation Fund	$2,002	$2,099	$2,142

TimesSquare VP Money Market Fund	812	765	630

TimesSquare VP S&P 500 Index Fund	6,179	6,624	6,592

Fidelity Equity-Income Portfolio	3,102	3,214	3,077

Fidelity Overseas Portfolio	1,367	1,441	1,360

Fidelity Asset Manager Portfolio (1)	2,401	2,449	2,339

Fidelity Investment Grade Bond Portfolio	1,375	1,271	1,120

(1)	See Note 10 in the Notes to Financial Statements.

	Transaction Fees
Sub-Account	2002	2001	2000
American Century Capital Appreciation Fund	$80	$129	$5

TimesSquare VP Money Market Fund	77	76	9

TimesSquare VP S&P 500 Index Fund	352	278	154

Fidelity Equity-Income Portfolio	111	77	116

Fidelity Overseas Portfolio	103	74	21

Fidelity Asset Manager Portfolio (1)	136	102	43

Fidelity Investment Grade Bond Portfolio	89	127	50

5. Distribution of Net Income

Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrenders.

6. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations and that Separate Account A therefore satisfies the requirements of the regulations, and that Separate Account A will continue to meet such requirements.

7. Related Party Transactions

During the years ended December 31, 2002, 2001 and 2000 management fees were paid to Times Square Capital Management, an affiliate of CG Life, in its capacity as advisor to the CIGNA Variable Products Group. The advisory agreement for the underlying funds provides for a fee at the annual rate of 0.35% of the average net assets of the Money Market Fund and 0.25% of the average net assets of the S&P 500 Index Fund.

8. Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2002, 2001 and 2000 were as follows:

	December 31, 2002
	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Capital Appreciation Fund	73,256.858	(50,215.656)	23,041.202
TimesSquare VP Money Market Fund	22,754.470	(13,073.860)	9,680.610
TimesSquare VP S&P 500 Index Fund	332,188.054	(245,666.670)	86,521.384
Fidelity Equity-Income Portfolio	123,449.998	(80,918.391)	42,531.607
Fidelity Overseas Portfolio	70,065.299	(42,518.719)	27,546.580
Fidelity Asset Manager Growth Portfolio (1)	104,553.594	(79,043.748)	25,509.846
Fidelity Investment Grade Bond Portfolio	39,637.513	(29,274.287)	10,363.226

(1)	See Note 10 in the Notes to Financial Statements.

	December 31, 2001
	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Capital Appreciation Fund	62,118.164	(31,948.362)	30,169.802
TimesSquare VP Money Market Fund	21,282.493	(11,511.244)	9,771.249
TimesSquare VP S&P 500 Index Fund	296,324.256	(128,026.844)	168,297.412
Fidelity Equity-Income Portfolio	111,579.850	(39,237.245)	72,342.605
Fidelity Overseas Portfolio	64,738.809	(34,468.047)	30,270.762
Fidelity Asset Manager Growth Portfolio (1)	104,527.902	(44,616.196)	59,911.706
Fidelity Investment Grade Bond Portfolio	42,899.988	(20,186.944)	22,713.044

	December 31, 2000
	Units Issued	Units Redeemed	Net Increase (Decrease)

American Century Capital Appreciation Fund	81,260.403	(54,898.574)	26,361.829

TimesSquare VP Money Market Fund	45,283.516	(50,364.917)	(5,081.401)

TimesSquare VP S&P 500 Index Fund	546,944.631	(380,773.966)	166,170.665

Fidelity Equity-Income Portfolio	323,341.315	(245,476.566)	77,864.749

Fidelity Overseas Portfolio	139,333.993	(99,292.193)	40,041.800

Fidelity Asset Manager Growth Portfolio (1)	211,268.392	(146,830.323)	64,438.069

Fidelity Investment Grade Bond Portfolio	117,319.588	(71,595.844)	45,723.744

9. Financial Highlights

The Financial Highlights for Separate Account A for the year ended December 31, 2002 and December 31, 2001 follows. Explanations for footnotes within the Financial Highlights are as follows:

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the dividends by the underlying fund in which the sub-accounts invest.

**	These ratios represent the annualized contract expenses, consisting exclusively of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issuance fees, premium loads and transaction fees, made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any charges assessed through the redemption of units nor does it reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

10. Subsequent Developments

The net asset values shown in the financial statements reflect Separate Account A’s holdings as of December 31, 2002. Subsequent to December 31, 2002, it was discovered that the holdings of the Separate Account A division, which are invested in the Fidelity Asset Manager Growth Portfolio, were, under the contracts, to have been invested in the Fidelity Asset Manager Portfolio. In the aggregate, the investment yields since November 1999, when Separate Account A commenced operation, are less than would have been earned, had shares of the intended fund been purchased. CG Life intends to recalculate the account balances of contractholders (including contractholders who have died, or who have surrendered their contracts) to reflect, as nearly as practicable, the balances that would have existed had shares of the intended fund been purchased; and to purchase (with assets of CG Life’s general account) shares of the variable funds necessary to support this. Most contractholders who have invested a portion of their cash values in the Fidelity Asset Manager Portfolio division of Separate Account A will receive an increase in their cash value as a result of this correction.

(1)	See Note 10 in the Notes to Financial Statements.

AMERICAN CENTURY VARIABLE PRODUCTS CAPITAL APPRECIATION FUND

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$9.50

Income from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(2.00)

Total from investment operations	(2.04)

Accumulation unit value, end of period	$7.46

Total Return *** :	-21.47%
Supplemental Data:
Net assets, end of period (000)	$932
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	0.00%

CIGNA VARIABLE PRODUCTS GROUP

TIMESSQUARE VP MONEY MARKET FUND

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$10.97

Income from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.00)

Total from investment operations	0.10

Accumulation unit value, end of period	$11.07

Total Return*** :	0.91%
Supplemental Data:
Net assets, end of period (000)	$425
Ratio to average net assets:
Expenses**	0.45%
Net investment income*	1.40%

CIGNA VARIABLE PRODUCTS GROUP

TIMESSQUARE VP S&P 500 INDEX FUND

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$8.31

Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.98)

Total from investment operations	(1.90)

Accumulation unit value, end of period	$6.41

Total Return*** :	-22.86%
Supplemental Data:
Net assets, end of period (000)	$3,953
Ratio to average net assets:
Expenses**	0.45%
Net investment income*	1.57%

FIDELITY VARIABLE INSURANCE PRODUCT FUND

EQUITY-INCOME PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$10.07

Income from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investment transactions	(1.85)

Total from investment operations	(1.74)

Accumulation unit value, end of period	$8.33

Total Return *** :	-17.28%
Supplemental Data:
Net assets, end of period (000)	$2,414
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	1.63%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

OVERSEAS PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$7.24

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment transactions	(1.51)

Total from investment operations	(1.49)

Accumulation unit value, end of Period	$5.75

Total Return *** :	-20.58%
Supplemental Data:
Net assets, end of period (000)	$761
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	0.73%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

ASSET MANAGER GROWTH PORTFOLIO (1)

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$8.46

Income from investment operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.52)

Total from investment operations	(1.34)

Accumulation unit value, end of period	$7.12

Total Return*** :	-15.84%
Supplemental Data:
Net assets, end of period (000)	$1,531
Ratio to average net assets:
Expenses**	0.45%
Net investment income*	2.76%

(1)	See Note 10 in the Notes to Financial Statements

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

INVESTMENT GRADE BOND PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$11.81

Income from investment operations:
Net investment income (loss)	0.39
Net realized and unrealized gain (loss) on investment transactions	0.78

Total from investment operations	1.17

Accumulation unit value, end of period	$12.98

Total Return*** :	9.91%
Supplemental Data:
Net assets, end of period (000)	$1,552
Ratio to average net assets:
Expenses**	0.45%
Net investment income*	3.64%

AMERICAN CENTURY VARIABLE PRODUCTS CAPITAL

APPRECIATION FUND

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$13.27

Income from investment operations:
Net investment income	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(3.72)

Total from investment operations	(3.77)

Accumulation unit value, end of period	$9.50

Total Return *** :	-28.41%
Supplemental Data:
Net assets, end of period (000)	$969
Ratio to average net assets:
Expenses **	0.46%
Net investment income *	0.00%

CIGNA VARIABLE PRODUCTS GROUP

TIMESSQUARE VP MONEY MARKET FUND

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$10.62

Income from investment operations:
Net investment income	0.33
Net realized and unrealized gain (loss) on investment transactions	0.02

Total from investment operations	0.35

Accumulation unit value, end of period	$10.97

Total Return *** :	3.30%
Supplemental Data:
Net assets, end of period (000)	$315
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	3.53%

CIGNA VARIABLE PRODUCTS GROUP

TIMESSQUARE VP S&P 500 INDEX FUND

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$9.51

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.28)

Total from investment operations	(1.20)

Accumulation unit value, end of period	$8.31

Total Return *** :	-12.62%
Supplemental Data:
Net assets, end of period (000)	$4,404
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	1.40%

FIDELITY VARIABLE INSURANACE PRODUCT FUND

EQUITY-INCOME PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$10.65

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.68)

Total from investment operations	(0.58)

Accumulation unit value, end of period	$10.07

Total Return *** :	-5.45%
Supplemental Data:
Net assets, end of period (000)	$2,491
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	1.48%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

OVERSEAS PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$9.23

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain (loss) on investment transactions	(2.33)

Total from investment operations	(1.99)

Accumulation unit value, end of period	$7.24

Total Return *** :	-21.56%
Supplemental Data:
Net assets, end of period (000)	$760
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	4.68%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

ASSET MANAGER GROWTH PORTFOLIO (1)

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$9.18

Income from investment operations:
Net investment income	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.89)

Total from investment operations	(0.72)

Accumulation unit value, end of period	$8.46

Total Return *** :	-7.84%
Supplemental Data:
Net assets, end of period (000)	$1,605
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	2.50%

(1)	See Note 10 in the Notes to Financial Statements.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

INVESTMENT GRADE BOND PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per Unit Operating Performance
(For a unit of capital stock outstanding throughout the period):
Accumulation unit value, beginning of period	$10.94

Income from investment operations:
Net investment income	0.49
Net realized and unrealized gain (loss) on investment transactions	0.38

Total from investment operations	0.87

Accumulation unit value, end of period	$11.81

Total Return *** :	7.95%
Supplemental Data:
Net assets, end of period (000)	$1,291
Ratio to average net assets:
Expenses **	0.45%
Net investment income *	4.68%

PART C: OTHER INFORMATION

Item 27.    Exhibits

(a)  Previously filed as Exhibit 1 A (1) Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.)

(b)  Not applicable.

(c)  Distribution Agreement between Connecticut General Life Insurance Company and CIGNA Financial Advisors, Inc.—Incorporated by reference to Exhibit 3 (a) Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(d)  Incorporated by reference to Exhibit 1(A)(5) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(e)  Incorporated by reference to Exhibit 1(A)(10) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(f)  Incorporated by reference to Exhibits 6(a) and 6(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File Number 33-83020) filed June 22, 1995 by CG Variable Annuity Separate Account II as Registrant and Connecticut General Life Insurance Company as Depositor.

(g)  Not applicable.

(h)  Incorporated by reference to Exhibit 8 to Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(i)  Not applicable.

(j)  Not applicable.

(k)

(l)  Not applicable.

(m)  Not applicable.

(n)(1)  Power of attorney of Patrick E. Welch, Director, Chairman and President (Principal Executive Officer), incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(2)  Power of attorney of David M. Cordani, Director and Senior Vice President (Chief Financial Officer), incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(3)  Power of attorney of David P. Marks, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(4)  Power of attorney of Mary E. O’Brien, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(5)  Power of attorney of Scott A. Storrer, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(6)  Power of attorney of Richard H. Forde, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File Number 33-60967) filed April 30, 2001 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(7)  Power of attorney of Jean H. Walker, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form S-6 (File Number 33-60967) filed April 28, 2000 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(o)  Not applicable.

(p)  Not applicable.

(q)  Not applicable.

Item 28.    Directors and Officers of the Depositor

The following list of directors and officers of Connecticut General Life Insurance Company (“Connecticut General”) includes a brief statement of the principal business experience during the last five years of each director. Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

Patrick E. Welch, Director, Chairman of the Board and President (Principal Executive Officer)

President, CIGNA HealthCare, CIGNA companies; Director, Chairman of the Board and Senior Vice President, CIGNA Health Corporation. Previously, Chairman of the Board and Chief Executive Officer, National Life Insurance Company.

Harold W. Albert, Director

Chief Counsel, CIGNA Investment Management, CIGNA companies; Director, CIGNA Life Insurance Company; Director, Life Insurance Company of North America.

John Cannon, III, Director, Senior Vice President and Chief Counsel

Senior Vice President and Chief Counsel, Insurance Law, CIGNA HealthCare, CIGNA companies; Senior Vice President and Chief Counsel, Connecticut General Corporation; Senior Vice President and Chief Counsel, CIGNA Life Insurance Company; Senior Vice President and Chief Counsel, CIGNA Health Corporation. Previously, Senior Vice President and Chief Counsel, CIGNA International, CIGNA companies.

David M. Cordani, Director, Senior Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, CIGNA HealthCare, CIGNA companies; Director, Connecticut General Corporation; Director, Senior Vice President and Chief Financial Officer, CIGNA Health Corporation. Previously, Healthplan Financial Officer, CIGNA HealthCare, CIGNA companies; Geographical Market Leader, CIGNA HealthCare, CIGNA companies; Vice President, CIGNA companies.

Richard H. Forde, Director and Senior Vice President

Managing Director, CIGNA Retirement & Investment Services, CIGNA companies; Vice President and Director, Life Insurance Company of North America; Director, CIGNA Life Insurance Company.

David P. Marks, Director and Senior Vice President

Chief Investment Officer, CIGNA Retirement & Investment Services, CIGNA companies; Director, Life Insurance Company of North America; Director, CIGNA Life Insurance Company. Previously, Partner, Green Mountain Partners; President and Chief Investment Officer, Allianz of America, Inc.

Mary E. O’Brien, Director and Senior Vice President

Senior Vice President, CIGNA HealthCare, CIGNA companies; Director and Senior Vice President, CIGNA Health Corporation. Previously, President/Chief Executive Officer, Catholic Healthcare West.

Carol M. Olsen, Director and Senior Vice President

Senior Vice President, CIGNA HealthCare, CIGNA companies; Senior Vice President, CIGNA Life Insurance Company; Senior Vice President, CIGNA Health Corporation.

W. Allen Schaffer, M.D., Director and Senior Vice President

Senior Vice President and Chief Medical Officer, CIGNA HealthCare, CIGNA companies; President, CIGNA Health Corporation.

Scott A. Storrer, Director and Senior Vice President

Senior Vice President, CIGNA HealthCare, CIGNA companies. Previously, Director and Senior Vice President, Life Insurance Company of North America; Vice President, Liberty Mutual.

Jean H. Walker, Director

Senior Vice President and Chief Financial Officer, CIGNA Retirement & Investment Services, CIGNA companies; Director, CIGNA Life Insurance Company; Director, Life Insurance Company of North America. Previously, Chief Financial Officer, CIGNA Group Insurance, CIGNA companies.

Michael J. Stephan, Vice President (Principal Accounting Officer)

Vice President, Accounting and Financial Reporting, CIGNA companies; Chairman of the Board, CIGNA Holdings, Inc.; Vice President, Life Insurance Company of North America. Previously, Assistant Vice President, Corporate Financial Reporting, CIGNA companies; Senior Manager, Price Waterhouse LLP.

James Yablecki, Assistant Vice President and Actuary (Principal Financial Officer)

Assistant Vice President and Actuary, Corporate Finance, CIGNA companies; Director and President, Connecticut General Corporation; Director and President, CIGNA Life Insurance Company.

Susan L. Cooper—Corporate Secretary

Bach Mai T. Thai—Vice President and Treasurer

Terrence J. Dillon—Secretary

Item 29.    Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated	herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA
Corporation	February 28, 2003.

Item 30.    Indemnification

RULE 484 UNDERTAKING

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes (“C.G.S.”) Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as “proceeding”) by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as “enterprise”), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against “covered expenditures” if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney’s fees, actually incurred by him in connection with the proceeding, or any appeal therein,

IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriters

The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are Registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers (“NASD”).

The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy

Item 32.    Location of Accounts and Records

Location of Accounts and Records:

Connecticut General Life Insurance Company, 1601 Chestnut Street Philadelphia, PA 19192, attn. GVUL Product Manager.

Item 33.    Management Services

Not Applicable.

Item 34.    Fee Representation

REPRESENTATIONS UNDER SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

Connecticut General Life Insurance Company represents that the fees and charges under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Connecticut General Life Insurance Company.

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

April 30, 2003

RE:	Form N-6 Registration Statement CG Variable Life Insurance Separate Account A (the “Separate Account”) File No. 33-60967

Ladies and Gentlemen:

As Chief Counsel of the CIGNA Group Insurance Division of Connecticut General Life Insurance Company (the “Company”), I am familiar with the actions of the Board of Directors establishing the Separate Account and its method of operation and authorizing the filing of a registration statement under the Securities Act of 1933 for the securities to be issued by the Separate Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Separate Account, and such other matters as I deemed necessary or appropriate. Based on such a review, I am of the opinion that the group variable universal life insurance policies (and the certificates thereunder) which are the subject of the registration statement under the Securities Act of 1933 being filed for the Separate Account will, when issued, be legally issued and will represent the binding obligations of the Company, the depositor for the Separate Account.

I consent to the use of this opinion as an Exhibit to said Registration Statement and to the reference to me under the heading “Experts” in said Registration Statement.

Very truly yours,

/S/    MICHAEL A. JAMES

Michael A. James

Chief Counsel

[LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]

April 30, 2003

Connecticut General Life Insurance Company

CG Variable Life Insurance Separate Account A

900 Cottage Grove Road

Bloomfield, Connecticut 06152

Re: Registration No. 33-60967

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption “Experts” in the Prospectus contained in Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 33-60967) for CG Variable Life Insurance Separate Account A filed by the Account with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

By:    /S/    MICHAEL BERENSON

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, has duly caused this amendment to a registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and Commonwealth of Pennsylvania, on the 23rd day of May, 2003.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (Registrant) CONNECTICUT GENERAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ MICHAEL A. JAMES

Attest:    /s/ WALTER E. HEINDL

Pursuant to the requirements of the Securities Act of 1933, this amendment to a registration statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ PATRICK E. WELCH* Patrick E. Welch	Director, Chairman and President (Principal Executive Officer)	May 23, 2003

/s/ DAVID M. CORDANI* David M. Cordani	Director and Senior Vice President (Chief Financial Officer)	May 23, 2003

/s/ CAROL M. OLSEN* Carol M. Olsen	Director and Senior Vice President	May 23, 2003

Name	Title	Date

/s/ RICHARD H. FORDE* Richard H. Forde	Director and Senior Vice President	May 23, 2003

/s/ W. ALLEN SCHAFFER, M.D.* W. Allen Schaffer, M.D.	Director and Senior Vice President	May 23, 2003

/s/ JOHN CANNON III* John Cannon III	Director, Senior Vice President and Chief Counsel	May 23, 2003

/s/ HAROLD W. ALBERT* Harold W. Albert	Director	May 23, 2003

/s/ JEAN H. WALKER* Jean H. Walker	Director and Senior Vice President	May 23, 2003

/s/ DAVID P. MARKS* David P. Marks	Director and Senior Vice President	May 23, 2003

/s/ MARY E. O’BRIEN* Mary E. O’Brien	Director and Senior Vice President	May 23, 2003

/s/ SCOTT A. STORRER* Scott A. Storrer	Director and Senior Vice President	May 23, 2003

*By:	/s/ WALTER E. HEINDL
Walter E. Heindl Attorney In Fact

EXHIBIT INDEX

Ex-99.C6	Power of Attorney